UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission
☒	Definitive Proxy Statement		Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SEACOAST BANKING CORPORATION OF FLORIDA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule, or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

April 9, 2015

TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida, which will be held at the Schreiber Conference Center’s Core Auditorium, 500 NW California Boulevard, Port St. Lucie, Florida, on Tuesday, May 26, 2015, at 3:00 P.M., Local Time.

Details regarding the business to be conducted at the meeting are described in the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail and in this proxy statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (“Annual Report”) which we encourage you to read. The Annual Report includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “Notice and Access” rules. This means most of our shareholders will receive only a notice containing instructions on how to access the proxy materials over the Internet and vote online. We are continually focused on improving the way we connect with our shareholders, and believe that providing our proxy materials over the Internet increases the ability of our shareholders to obtain the information they need, while reducing the environmental impact of our annual meeting and reducing our printing and mailing expenses. You may also request to receive a printed or emailed set of proxy materials. If you want more information, please see the “Questions and Answers” section of this proxy statement.

Your vote is important. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone. You also may vote your shares by requesting a paper proxy card and completing, signing and returning it by mail. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail. By voting prior to the meeting, you will help us ensure that we have a quorum and that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person, even if you have previously voted by another means by revoking your proxy vote at any time prior to its exercise.

Thank you for your ongoing support. We look forward to your participation in our annual meeting.

Sincerely,

Dennis S. Hudson, III
Chairman & Chief Executive Officer

815 Colorado Avenue Stuart, Florida 34994

___________________________________________________

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 26, 2015

___________________________________________________

Notice is hereby given that the 2015 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) will be held at the Schreiber Conference Center’s Core Auditorium, 500 NW California Boulevard, Port St. Lucie, Florida, on Tuesday, May 26, 2015, at 3:00 P.M., Local Time (collectively, with any adjournments or postponements, the “Annual Meeting”), for the following purposes:

1.	Election of Directors. To re-elect three Class I directors and elect one new Class I director (“Proposal 1”);

2.	Ratification of Appointment of Independent Auditor. To ratify the appointment of Crowe Horwath LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2015 (“Proposal 2”);

3.	Amend the Company’s 2013 Incentive Plan to Increase Authorized Shares. To approve the proposed amendment of the 2013 Incentive Plan to increase the number of shares authorized to be issued under the Plan (“Proposal 3”);

4.	Advisory (Non-binding) Vote on Compensation of Named Executive Officers. To allow shareholders to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (“Proposal 4”);

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Proxy Statement explains these proposals in greater detail. We urge you to read these materials carefully.

Only shareholders of record and beneficial owners of the Company’s Common Stock as of the close of business on March 26, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to vote by internet or telephone, or by requesting a paper proxy card and completing, signing and returning it by mail.

By Order of the Board of Directors

Dennis S. Hudson, III
Chairman & Chief Executive Officer

April 9, 2015

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the meeting, please take the time to vote by following the telephone or internet voting procedures described on the notice mailed to you, or by requesting a paper proxy card and returning it promptly. If you attend the meeting, you may vote in person if you wish, even if you have previously voted, by revoking your proxy vote at any time prior to its exercise.

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PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF SHAREHOLDERS

OF SEACOAST BANKING CORPORATION OF FLORIDA

MAY 26, 2015

The Board of Directors of Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 26, 2015, at 3:00 P.M. Local Time (collectively, with any adjournments or postponements, the “Annual Meeting”) at the Schreiber Conference Center’s Core Auditorium, 500 NW California Boulevard, Port St. Lucie, Florida for the purposes set forth in the attached Notice of Meeting. On or about April 9, 2015, the notice of meeting, this proxy statement, Seacoast’s Annual Report on Form 10-K for the period year ended December 31, 2014 (“Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2014, and a proxy card or voting instruction card (collectively, the “proxy materials”) are first being made available for review online and paper copies sent to each shareholder who has requested such materials.

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS

AND THE PROXY SOLICITATION

Proxy Materials

Q: Why am I receiving these proxy materials?

A: Our Board of Directors has made these materials available to you on the internet or, at your request, has delivered printed proxy materials to you, because on March 26, 2015, the record date set for the Annual Meeting (the “Record Date”), you owned shares of Seacoast’s common stock, $0.10 par value (“Common Stock”). Only holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned as of the Record Date. As of the Record Date, there were 33,135,526 shares of Common Stock issued and outstanding.

As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the proposals summarized below under “What matters will be voted on at the Annual Meeting” and described in greater detail elsewhere in this proxy statement. Seacoast’s Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Q: What is included in the proxy materials?

A: The proxy materials include:

•	The notice of meeting and our proxy statement for the 2015 Annual Meeting;

•	Our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2014; and

•	A proxy card or a voting instruction card for the Annual Meeting.

Q: What information is contained in this proxy statement?

A: This proxy statement describes the matters that will be presented for consideration by shareholders at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information. It also gives you background information concerning the proposals to assist you in making an informed decision. Please read it carefully.

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Q: Why did I receive a “Notice of the Internet Availability of Proxy Materials”, but no proxy materials?

A: We have furnished our proxy materials to certain shareholders via the internet under the “Notice and Access” method permitted by the Securities and Exchange Commission (the “SEC”). Therefore, unless you request hard copies, you will not receive printed copies of the proxy materials. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our shareholders on or about April 9, 2015, instructs you as to how to access and review all of the proxy materials on the internet. The Notice also contains instructions on how to submit your proxy on the internet or by phone, or, if you prefer, to obtain a paper or email copy of the proxy materials.

This process provides a convenient and timely method for shareholders to obtain the proxy materials and vote, reduces the printing and mailing expenses paid by the Company, and reduces the environmental impact of producing the proxy materials.

Q: How can I access the proxy materials over the internet?

The Notice, proxy card or voting instruction card will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the internet and vote your shares; and

•	Instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at:

https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=100425&GKP=304186

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will conserve natural resources. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Will the Company use the Notice and Access method to furnish proxy materials to its shareholders in the future?

A: The Company may choose to continue to use the Notice and Access method to furnish proxy materials to its shareholders in the future. By reducing the amount of materials that the Company is required to print and mail, this method provides an opportunity for cost savings as well as conservation of natural resources. The Company will evaluate the cost savings, as well as the possible impact on shareholder participation, as it considers how to furnish proxy materials to our shareholders in the future.

Q: What if I prefer to receive paper or email copies of the proxy materials?

A: If you prefer to receive paper or email copies of the proxy materials, you can still do so. You may request a paper copy of the materials by (i) calling 1-800-579-1639; (ii) sending an e-mail to sendmaterial@proxyvote.com; or (iii) logging onto www.ProxyVote.com. There is no charge to receive the materials by mail or email. If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located on the Notice) in the subject line.

The Company must provide paper copies via first class mail to any shareholder who, after receiving the Notice, nevertheless requests paper copies. Even if you do not request paper copies now, you will still have the right to request delivery of a free set of proxy materials upon receipt of any notice in the future. Because first class postage is significantly more expensive than bulk mail rates and because each such request must be processed on an individual basis, the cost of responding to a single request for paper copies is likely to be significantly greater than the per shareholder cost the Company previously incurred in delivering proxy materials in bulk. Therefore, requests for paper copies could undermine or eliminate expected cost savings associated with our decision to use the Notice and Access method of furnishing proxy materials.

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By developing a database of shareholders who would prefer to continue receiving paper copies of proxy materials, the Company will be able to use the full set delivery option for these shareholders, while using the Notice and Access option for other shareholders. We believe this will significantly reduce the number of requests for paper copies that the Company will need to process on an individual basis going forward and will position the Company to better capture cost savings should we continue to use the Notice and Access method in the future. We appreciate your assistance in helping us develop this database.

Voting Information

Q: What matters will be voted on at the Annual Meeting?

A: You are being asked to vote on four proposals summarized as follows:

Proposal 1. To re-elect three Class I directors and elect one new Class I director;

Proposal 2. To ratify the appointment of Crowe Horwath LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2015;

Proposal 3. To approve the proposed amendment of the 2013 Incentive Plan to increase the number of shares authorized to be issued under the Plan; and

Proposal 4. To allow shareholders to endorse or not endorse, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

These matters are more fully described in this proxy statement.

Q: How do I vote (shareholder of record)?

A: You are a shareholder of record if your shares of Common Stock are held in your name at the close of business on the Record Date. If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (which is commonly referred to as “street name”), please see the instructions in the following question.

Instructions for voting are found on the Notice and proxy card. After reviewing these instructions, please submit your proxy via telephone or through the Internet, or by completing and returning a written proxy card.  By submitting your proxy, you authorize the individuals named in it to represent you and vote your shares at the Annual Meeting in accordance with your instructions.  Your vote is important, and your shares can only be voted if you are present in person or represented by proxy at the Annual Meeting. To ensure your representation at the Annual Meeting, we recommend you vote by proxy even if you plan to attend the Annual Meeting. Please vote promptly using one of the proxy delivery or voting methods indicated on the Notice or proxy card. You can vote in person at the Annual Meeting even if you previously provided a proxy by revoking the proxy vote at any time prior to its exercise.

If you vote by proxy, but do not provide voting instructions, your shares represented by the proxy will be voted as recommended by our Board of Directors as indicated below under “What is the recommendation of the Board of Directors with regard to each proposal?” If any other matters are properly presented at the Annual Meeting for action, the persons named and acting as proxy will have the discretion to vote for you on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the Annual Meeting.

Q: What if my shares are held in street name?

A: If you are a beneficial owner and a broker, bank or other nominee is the record holder (which is commonly referred to as “street name”), then you received the Notice or proxy materials from the record holder. You have the right to direct your broker or nominee how to vote your shares, and such broker or other nominee is required to vote the shares in accordance with your instructions. Your broker or nominee should have given you instructions for you to provide direction on how to vote your shares. It will then be the record holder’s responsibility to vote your shares for you in the manner you direct.

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Under the rules of various securities exchanges, brokers and other record holders may generally vote on discretionary or routine matters, but cannot vote on non-routine or non-discretionary matters, such as the election of directors, unless they have received voting instructions from the person for whom they are holding shares. Proposals 1, 3 and 4 are considered non-routine matters, and cannot be voted on by your broker without your instructions. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the Annual Meeting.  You should do this by carefully following the instructions your broker gives you.

If your shares are held in street name, you are invited to attend the Annual Meeting; however, you may not vote your shares of Common Stock held in street name in person at the Annual Meeting unless you request and obtain a power of attorney or other authority from your broker or other nominee who holds your shares and bring it to the Annual Meeting. Even if you plan to attend the Annual Meeting, we ask that you vote in advance of the Annual Meeting in case your plans change.

Q: How will my shares of stock held in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan be voted?

A: If you are a participant in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan, your voting instructions must be received by May 19, 2015 (the “cut-off date”) to be counted. When your voting instructions are received by the cut-off date, your shares in these plans will be voted as directed by you. For the shares in your account in Seacoast’s Retirement Savings Plan, if you do not submit your voting instructions by following the instructions on the Notice or proxy card, then the trustee of the Retirement Savings Plan will vote, or not vote, in its sole discretion, the shares of Common Stock in your account. For shares held in your account in the Employee Stock Purchase Plan, your shares will not be voted if you do not give voting instructions as to such shares by proxy.

Q: How will my shares of Common Stock held in Seacoast’s Dividend Reinvestment and Stock Purchase Plan be voted?

A: If you are a participant in Seacoast’s Dividend Reinvestment and Stock Purchase Plan, follow the instructions on the Notice or proxy card to provide voting instructions to the Trustee. Shares held in your plan account will be combined and voted at the Annual Meeting in the same manner in which you voted those shares registered in your own name either by proxy or in person.

Q: What does it mean if I receive more than one proxy card or Notice?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers or other nominees. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. Please follow the instructions on each Notice or proxy card to ensure that all of your shares are voted.

Q: What if I change my mind after I have voted?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	timely submitting another proxy via the telephone or internet;

•	delivering to Seacoast a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy, with such written notice to be sent to: 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, Attention: Corporate Secretary;

•	signing and delivering to Seacoast a proxy card relating to the same shares and bearing a later date; or

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•	attending the Annual Meeting and voting in person by written ballot, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

Q: How many shares must be present to hold the Annual Meeting?

A: To hold a vote on any proposal, a quorum must be present in person or by proxy at the Annual Meeting. A quorum is a majority of the total votes entitled to be cast by the holders of the outstanding shares of Common Stock as of the close of business on the Record Date.

Shares are counted as present at the Annual Meeting if the shareholder either:

•	is present and votes in person at the Annual Meeting;

•	has voted by proxy via the telephone or Internet; or

•	has properly submitted a signed proxy card or other form of written proxy.

In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions and broker non-votes, will be counted. A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

On the Record Date, there were 33,135,526 shares of Common Stock issued, outstanding and entitled to be voted, which were held by approximately 1,995 holders of record. Therefore, at least 16,567,764 shares need to be present at the Annual Meeting or represented by proxy in order for a quorum to exist.

Directors and executive officers of the Company beneficially hold approximately 9,331,680 shares of Common Stock, or 27.8 percent of all the votes entitled to be cast at the Annual Meeting.

Q: What if a quorum is not present at the Annual Meeting?

A: If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the shareholders present or represented by proxy may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time of the adjournment, if any, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting. If the Annual Meeting is adjourned more than 120 days after the date fixed for the original Annual Meeting, the Board of Directors must fix a new record date to determine the shareholders entitled to vote at the adjourned Annual Meeting.

Q: What is the recommendation of the Board of Directors with regard to each proposal?

A: The Board of Directors of Seacoast believes the proposals described herein are in the best interests of the Company and its shareholders and, accordingly, unanimously recommends that shareholders vote as follows:

Management
Proposal		Recommendation
1	Election of Directors	FOR ALL
2	Ratification of Auditor	FOR
3	Amend 2013 Incentive Plan	FOR
4	Advisory Vote on Executive Compensation	FOR

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Q: What options do I have in voting on each proposal?

A: Except with respect to Proposal 1 for the election of directors, you may vote “for,” “against,” or “abstain” on each proposal properly brought before the Annual Meeting.  In the election of directors, you may vote “for” or “withhold authority” to vote for each nominee.

Q: What are the voting requirements with regard to each proposal?

A: Under our Bylaws, all elections of directors are decided by plurality vote. However, notwithstanding the plurality standard, in an uncontested election for directors, which is the case for the election under Proposal 1, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote, with such resignation to be effective upon acceptance by the Board of Directors. The Compensation and Governance Committee would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the Board would ultimately decide whether to accept the resignation. The Company will disclose its decision-making process regarding the resignation in a Form 8-K furnished to the SEC. In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.seacoastbanking.com.

Proposals 2, 3 and 4 require approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3 and 4.

Unless otherwise required by the Company’s Amended and Restated Articles of Incorporation, as amended (“Articles of Incorporation”), our Bylaws, the Florida Business Corporation Act, or by applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting.

Please remember that Proposals 1, 3 and 4 are each considered non-routine matters. As a result, if your shares are held by a broker or other fiduciary, your shares cannot be voted on these matters unless you have provided voting instructions to your broker or other nominee.

Abstentions and broker non-votes, if any, will not be counted for purposes of determining whether any of the proposals have received sufficient votes for approval, but will count for purposes of determining whether or not a quorum is present.  So long as a quorum is present, abstentions and broker non-votes will have no effect on any of the matters presented for a vote at the Annual Meeting.

Q: What is “householding” and how does it affect me?

A: The SEC permits delivery of one copy of the proxy materials to shareholders who have the same address and last name under a procedure referred to as “householding”. We do not utilize householding for our shareholders of record. However, if you hold your shares through a broker, bank or other nominee, you may receive only one copy of the Notice and, as applicable, any additional proxy materials that are delivered.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of proxy materials mailed to you in the future, please contact your broker, bank or other nominee. However, if you want to receive a paper proxy or Notice or other proxy materials for purposes of this year’s Annual Meeting, follow the instructions included in the Notice that was sent to you, or as indicated above under “What if I prefer to receive paper or email copies of the proxy materials?”

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Q: Who will pay the expenses of proxy solicitation?

A: The Company will bear the cost of preparing, printing and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, and/or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials. Seacoast may retain other unaffiliated third parties to solicit proxies and pay the reasonable expenses and charges of such third parties for their services.

Q: Where do I find the voting results of the Annual Meeting?

A: If available, we will announce voting results at the Annual Meeting. The voting results will also be disclosed on a Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 26, 2015.

The Notice of Annual Meeting, the 2015 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2014 are available at:

www.proxyvote.com

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PROPOSAL 1

ELECTION OF DIRECTORS

General

As of the date of this proxy statement, Seacoast’s Board of Directors consists of fourteen members divided into three classes, serving staggered three year terms as provided in our Articles of Incorporation.

The Annual Meeting is being held to, among other things, re-elect three Class I directors of Seacoast and elect one new Class I director, each of whom has been nominated by the Compensation and Governance Committee of the Board of Directors. All of the nominees, except Jacqueline L. Bradley, are presently directors of Seacoast and also serve as members of the Board of Directors of Seacoast’s principal banking subsidiary, Seacoast National Bank (the “Bank”). The members of the Boards of Directors of the Bank and the Company are the same except for Jacqueline L. Bradley, who is currently a director of the Bank only. If elected, each Class I director nominee will serve a three year term expiring at the 2018 Annual Meeting and until their successors have been elected and qualified.

On February 26, 2015, the Board of Directors, following the recommendation of our Compensation and Governance Committee, nominated Jacqueline L. Bradley to stand for election at the Annual Meeting, replacing Dale M. Hudson who intends to retire from the Company’s Board concurrent with Ms. Bradley’s appointment. Dale M. Hudson will remain on the board of directors of the Bank. Ms. Bradley has been a director of the Bank since October 2014. Ms. Bradley’s appointment to the Board of Directors is pursuant to the Agreement and Plan of Merger, dated April 24, 2014, between Seacoast, the Bank, The BANKshares, Inc., a Florida corporation (“BANKshares”) and The BankFIRST, a Florida bank and a wholly-owned subsidiary of BANKshares (“BankFIRST”) under which BANKshares merged with and into Seacoast (the “Merger Agreement”). Pursuant to the Merger Agreement, Seacoast was required to appoint one former BANKshares’ director to our Board of Directors.

Currently, the Board of Directors is classified as follows:

Class	Term	Names of Directors
Class I	Term Expires at the 2015 Annual Meeting	H. Gilbert Culbreth, Jr. Christopher E. Fogal Robert B. Goldstein Dale M. Hudson (who will be replaced by Jacqueline L. Bradley, if approved at the Annual Meeting )

Class II	Term Expires at the 2016 Annual Meeting	Dennis J. Arczynski Maryann Goebel Roger O. Goldman Dennis S. Hudson, Jr. Thomas E. Rossin

Class III	Term Expires at the 2017 Annual Meeting	Stephen E. Bohner T. Michael Crook Julie H. Daum Dennis S. Hudson, III Edwin E. Walpole, III

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Manner for Voting Proxies

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the proxy will be voted FOR the election of each of the four nominees for election as directors. Please note that banks and brokers that do not receive voting instructions from their clients are not able to vote their client’s shares in the election of directors. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast’s Compensation and Governance Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (four persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below. However, to provide shareholders with a meaningful role in uncontested director elections, which is the case for the election of the director nominees listed below, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes “withheld” for his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote, with such resignation to be effective upon acceptance by the Board of Directors. The Compensation and Governance Committee would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the Board would ultimately decide whether to accept the resignation. The Company will disclose its decision-making process regarding the resignation in a Form 8-K furnished to the SEC. In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply. Further details of this policy and the corresponding procedures are set forth in our Corporate Governance Guidelines, available on our website at www.seacoastbanking.com.

The four nominees have been nominated by Seacoast's Compensation and Governance Committee, and the Board of Directors unanimously recommends a vote “FOR” the election of all four nominees listed below.

Nominees to be Elected at the Annual Meeting

Jacqueline L. Bradley, age 57, was elected as a director of the Bank in October 2014.

Ms. Bradley served as a director of BankFIRST from April 2005 until BANKshares was acquired by Seacoast on October 1, 2014. During her tenure at BankFIRST, she served on BankFIRST’s Special Assets Committee and Audit Committee. Ms. Bradley has served on the Orange County Tourist Development Council since 2010. Ms. Bradley served on the finance committee for the Central Florida Expressway Authority from 2012 to 2013 and on the board of directors of the Greater Orlando Aviation Authority from 2000 to 2009. She is also a member of the board of directors of the Boys & Girls Club of Central Florida (since 1998), serving as chairperson in 2002 and 2003, and a member of the boards of the Studio Museum in Harlem (since 2006) and The Lawrenceville School in Lawrenceville, New Jersey (since 2008).

Ms. Bradley provides support to charities throughout the Central Florida community, and has served on the boards of the Florida Arts Council (2003-2008) and the Cornell Museum of Fine Arts. Ms. Bradley has had a 20-year career in financial services, including seven years with SunTrust Bank in Central Florida, culminating in her last position as senior vice president leading its Private Client Group (1999-2002). Her previous experience also includes eight years as vice president with Moody’s Investors Services and 3 years providing consulting services for McKinsey Management Consultants and Touché Ross. Ms. Bradley received her Bachelor of Arts degree in Economics and Political Science from Yale College, and her Master’s degree in Business Administration from Columbia University Graduate School of Business with a concentration in Finance and Marketing.

Ms. Bradley’s appointment to the Board of Directors is pursuant to the Merger Agreement under which BANKshares merged with and into Seacoast. Pursuant to the Merger Agreement, Seacoast was required to appoint one former BANKshares’ director to our Board of Directors.

In making the determination that Ms. Bradley should be a nominee for director of Seacoast, the Compensation and Governance Committee considered these qualifications and her qualification as an independent director, as well as:

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•	her diversity of management experience in the financial services industry;

•	her knowledge of, and stature and philanthropic service to, the Central Florida market, which is valuable in understanding the customer segments in this market; and

•	her ability to provide guidance to the Board of Directors regarding accounting and financial matters.

H. Gilbert Culbreth, Jr., age 69, is co-chairman of the Company’s Compensation and Governance Committee and has been a director of Seacoast since 2008.

Mr. Culbreth has been chief executive officer and owner of Gilbert Chevrolet Company, Inc., a car dealership located in Okeechobee, Florida, for over 40 years. He also owns and manages Gilbert Ford, another car dealership in Okeechobee, Florida. Mr. Culbreth was previously a member of Big Lake Financial Corporation’s (“Big Lake”) board of directors for 10 years prior to the acquisition of Big Lake by Seacoast in April 2006, and has served on the Bank’s board of directors since the acquisition. In addition, Mr. Culbreth is president of several other family businesses, including: Culbreth Realty, Inc. (a real estate brokerage company), Parrott Investments, Inc. (a holding company for two other businesses), Gilbert Cattle Co., LLC (a cattle operation), Gilbert Marine (a watercraft sales company) and Gilbert Aviation Inc. (an aircraft sales and service company).

Mr. Culbreth is a former director of the Florida Council on Economic Education, the Okeechobee County Board of Realtors, the Okeechobee Economic Council, and the United Way of Okeechobee and is a member of the Masonic Lodge.

In making the determination that Mr. Culbreth should be a nominee for director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his diversity of business experience for more than 40 years in the Okeechobee, Florida market, which is valuable in understanding the customer segments in this market;

•	his entrepreneurial and management skills;

•	his stature in and knowledge of the local community; and

•	his experience with the Company.

Christopher E. Fogal, age 63, is chairman of the Company’s Audit Committee, chairman of the Bank’s Trust Committee and has been a director of Seacoast since 1997.

Mr. Fogal is a certified public accountant and principal with the public accounting firm of Proctor, Crook, Crowder & Fogal, P.A., a BDO affiliate firm, located in Stuart, Florida. He was the managing partner of Fogal & Associates from 1979 until the firm merged with Proctor Crook in 2009. Mr. Fogal served on the board of directors of Port St. Lucie National Bank until it was acquired by Seacoast in 1996. He has also served as past chairman of the Treasure Coast Private Industry Council and past president of the St. Lucie County Chamber of Commerce, and is active in a number of professional organizations including the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

In making the determination that Mr. Fogal should be a nominee for director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

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•	his accounting expertise as a Certified Public Accountant (“CPA”), which provides the Board of Directors with guidance related to internal controls and financial and accounting matters;

•	his business, management and decision-making skills, including his experience as managing partner of an accounting firm for 30+ years;

•	his stature and knowledge of the local community; and

•	his experience with the Company.

Robert B. Goldstein, age 74, is co-chairman of the Company’s Compensation and Governance Committee, is a member of the Enterprise Risk Management Committee and has been a director of Seacoast since 2010.

Mr. Goldstein is a founding principal of CapGen Capital Advisors LLC (“CapGen LLC”), New York, New York, an investment program fund formed in 2007 that invests in banks and financial institutions. He is also a member of CapGen LLC’s investment committee. As of March 26, 2015, an affiliate of CapGen LLC was the beneficial owner of 7,961,229 shares of the Company’s common stock, representing 24.0 percent of outstanding shares.

Mr. Goldstein is also currently (1) a director of FNB Corporation (since 2003), a member of its executive committee and chairman of their compensation committee; (2) a director of Hampton Roads Bankshares (since 2010) and a member of its compensation, governance/nominating, and risk oversight committees; (3) lead director of Palmetto Bancshares, Inc. and a member of the board of its banking subsidiary, Palmetto Bank (since 2010) and member of its credit, compensation and governance/nominating committees; and (4) a director of The Jacksonville Bancorp (since October 2014), a director of its subsidiary, The Jacksonville Bank, and a member of The Jacksonville Bancorp’s compensation, governance and executive committees. Mr. Goldstein also served as chairman of the board of directors of BANKshares and as a director of BankFIRST, from 2007 until BANKshares was acquired by Seacoast on October 1, 2014. Mr. Goldstein’s other senior executive and director experience includes service as director and chairman of the executive committee of Great Lakes Bancorp from 2005 to 2006; chairman of the board and chief executive officer of Bay View Capital Corporation, a $6 billion bank holding company, from 2001 to 2006; director of Cobalt Holdings, LLC (an accredited credit rating agency and asset management company) from 2003 to 2010; and numerous other executive and/or director positions with financial institutions over a career that has spanned more than 50 years. Mr. Goldstein is nationally recognized for his expert investing and operational experience in turning around and implementing growth strategies for banks under challenging circumstances.

Mr. Goldstein’s appointment to the Board of Directors is pursuant to the Stock Purchase Agreement, dated October 23, 2009, between Seacoast and CapGen Capital Group III LP (“CapGen LP”), an affiliate of CapGen LLC (the “Stock Purchase Agreement”). CapGen LP purchased 6,000,000 shares of our Common Stock on December 17, 2009 for $13.5 million pursuant to the Stock Purchase Agreement. Under the Stock Purchase Agreement, CapGen LP is entitled to appoint one director to our Board of Directors as long as CapGen LP or an affiliate retains ownership of the shares purchased under the agreement.

Although Mr. Goldstein’s directorships on outside boards exceed the number specified in the Company’s Corporate Governance Guidelines, the Compensation and Governance Committee currently believes that the number of directorships is acceptable since Mr. Goldstein’s full-time job is to represent and provide expertise to boards of the banks in which CapGen LLC and its affiliates invest, and his directorships on these boards were approved by the Federal Reserve.

In making the determination that Mr. Goldstein should be a nominee for director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

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•	his significant experience in the financial services industry;

•	his leadership and service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance, which is useful and applicable to Seacoast; and

•	his knowledge and perspective on the interests of the institutional investor community.

Directors Whose Terms Extend Beyond the Annual Meeting

Dennis J. Arczynski, age 63, is the chairman of the Enterprise Risk Management Committee, is a member of the Audit Committee, and has been a director of the Company since 2013 and a director of the Bank since 2007.

Mr. Arczynski has been a risk management, corporate governance, regulatory affairs and banking consultant since 2007. He previously served for 33 years in various managerial and examiner positions in the U. S. Office of the Comptroller of the Currency’s (the “OCC”) headquarters in Washington, D.C. and in several other OCC districts until 2007. As a National Bank Examiner with the OCC, Mr. Arczynski was responsible for the supervision and examination of the largest and most complex mid-size banks, community banks and trust companies; provided guidance to banks in all facets of commercial banking and fiduciary operations including international activities; performed risk assessment and conducted BSA/AML reviews and examinations of internationally active banks; and developed formal enforcement actions and corrective action plans for struggling and deficient institutions.

Mr. Arczynski’s other positions of responsibility with the OCC included Assistant Director for Trust Operations, Special Assistant to the Senior Deputy Comptroller (FFIEC Liaison), Associate Director for Financial Management (Financial Systems and Review) and Field Office Manager (Miami Field Office). His duties included the formation of national policies and programs, development of OCC supervisory initiatives, establishment of interagency relations, drafting regulations and writing OCC examiner handbooks.

In making the determination that Mr. Arczynski should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his knowledge of the most effective management practices of the largest and most complex mid-size banks;

•	his expertise in all facets of commercial banking and fiduciary operations, including risk assessment and BSA/AML;

•	his risk management, corporate governance, and regulatory background specific to the financial services industry; and

•	his public service which provides the Board of Directors with an alternative perspective in the areas of government relations and regulatory matters that impact the Company.

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Stephen E. Bohner, age 61, is a member of the Compensation and Governance Committee, chairman of the Bank’s Directors Credit Risk Committee and has been a director of Seacoast since 2003.

Mr. Bohner has been president and owner of Premier Realty Group, a real estate company located in Sewalls Point, Florida, specializing in the sale of luxury homes, since 1987. In addition to his 37 years of experience in real estate, Mr. Bohner is actively involved in several professional and community organizations, having served as president of the Greater Martin County Association of Realtors and The Pine School. He was awarded the Realtor Association’s Distinguished Service Award in 2001, and has served on numerous professional standards’ panels in arbitration hearings and chaired the Realtors Association’s grievance committee. Mr. Bohner is a graduate of Vanderbilt University with dual degrees in Business and Economics.

In making the determination that Mr. Bohner should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business leadership and expertise in real estate, which provides the Board of Directors with valuable insight related to local real estate markets in which the Bank’s customers are located and helps the Board make critical judgments regarding the Bank’s lending activities since such judgments rely upon the proper valuation of real estate;

•	his business leadership and entrepreneurial and management skills developed over the past 38 years;

•	his stature in the local community garnered from his years of professional and community involvement; and

•	his experience with the Company.

T. Michael Crook, age 67, is a member of the Company’s Audit Committee and the Enterprise Risk Management Committee, and has been a director of Seacoast since 2003.

Mr. Crook has been a principal with the public accounting firm of Proctor, Crook, Crowder & Fogal, P.A., a BDO affiliate firm, located in Stuart, Florida, since 1976 and a Certified Public Accountant (“CPA”) since 1975. He was a member of Barnett Bank’s Martin County board of directors for 11 years from 1986 to 1997. Mr. Crook is also active in the community, having previously served as director and president of the Economic Council and Stuart Kiwanis Club, former director and chairman of the audit committee of Scripps Florida Funding Corp. and Stuart/Martin County Chamber of Commerce, and past chairman of the Indian River Community College Accounting Advisory Committee.

Mr. Crook’s professional affiliations include the American Institute of Certified Public Accountants, the Management Advisory Services Division of the American Institute of Certified Public Accountants, and the local legislative contact for the Florida Institute of Certified Public Accountants.

In making the determination that Mr. Crook should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business experience and sound business judgment;

•	his accounting expertise as a CPA for more than 39 years, and his ability to provide guidance to the Board of Directors regarding accounting and financial matters;

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•	his stature in the local community, including through service on the boards of the community organizations discussed above; and

•	his experience with the Company.

Julie H. Daum, age 60, is a member of the Compensation and Governance Committee and has been a director of Seacoast since 2013.

Ms. Daum has been a senior director of Spencer Stuart, a privately-held global executive search firm, since 1993. As co-head of the North American Board and CEO Practice at Spencer Stuart, she has helped place over 1,000 directors on corporate boards, including the boards of Coach, Delta Air Lines, American Express, CVS Caremark, General Motors and Amazon. Prior to her work at Spencer Stuart, Ms. Daum was the executive director of the corporate board resource at Catalyst, where she managed all board of directors’ activities and worked with companies to identify qualified women for their boards.

A widely renowned expert on corporate governance topics, Ms. Daum was recognized by the National Association of Corporate Directors (“NACD”) as one of the top 100 most influential leaders in corporate governance in 2013.

Ms. Daum also advises corporate boards on succession planning for themselves and their CEOs, as well as best practices and governance issues. Each year, Ms. Daum develops the Spencer Stuart Board Index, a publication detailing trends at national boardrooms. She also co-founded and developed a program for board members entitled “Fresh Insights and Best Practices for Directors” at the Wharton School of the University of Pennsylvania, where she earned her MBA.

In making the determination that Ms. Daum should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and her qualification as an independent director, as well as:

•	her expertise in recruiting, human resources and corporate governance;

•	her associations in the Florida market and insights and perspectives on public, private and not-for-profit boards;

•	her stature in the corporate governance community garnered from her years of professional involvement; and

•	her ability to serve as a mentor and catalyst to bring more women into senior leadership positions with the Company.

Maryann Goebel, age 64, is a member of the Company’s Audit Committee and Enterprise Risk Management Committee, and has been a director of Seacoast since February 2014.

Ms. Goebel has been an independent IT management consultant since mid-2012. In July 2012, she retired from Fiserv, Inc. (NASDAQ: FISV) where she had served as executive vice president and chief information officer since June 2009. In this role, she was responsible for all internal Fiserv IT systems (infrastructure and applications), as well as IT infrastructure, operations, engineering and middleware services for Fiserv clients who chose to outsource the processing of their Fiserv applications.

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In her 40+ year career, Ms. Goebel has shaped the strategic direction of information technology for major corporations around the world, serving in the critical role of chief information officer for: DHL Express from 2006 to 2009; General Motors North America from 2003 to 2006; General Motors Europe from 1999 to 2001; General Motors Truck Group from 1997 to 1999; Bell Atlantic NYNEX Mobile (now Verizon Mobile) from 1995 to 1997; and Frito-Lay from 2001 to 2002. She has also held senior IT leadership positions at Texas Instruments, Inc., Aérospatiale Helicopter Corporation, and the Southland Corporation, among others. Ms. Goebel received the “100 Leading Women in the North American Auto Industry” award in 2005. She also received an award for outstanding professional achievement from her alma mater, Worcester Polytechnic Institute, where she earned a Bachelor of Science degree in mathematics.

In making the determination that Ms. Goebel should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and her qualification as an independent director, as well as:

•	her knowledge of complex information technology environments and focus on innovation;

•	her expertise in strategizing and implementing best-practice processes, tools and structure that are essential to supporting a superior customer experience;

•	her extensive experience in aligning IT objectives with corporate priorities; and

•	her leadership and ability to help transform Seacoast into an organization that uses technology to deliver state-of-the-art customer services.

Roger O. Goldman, age 70, has been the Board’s Lead Director since November 2012 and a director of Seacoast since February 2012.

Mr. Goldman has been a director of American Express Bank FSB, a federally chartered savings bank located in Salt Lake City, Utah (“AEBFSB”) since 2005, and is chairman of its audit and risk committee.[1] In January 2015, Mr. Goldman was appointed lead independent director for AEBFSB. He also serves on its compliance committee and executive committee. In addition, Mr. Goldman is President and managing partner of Berkshire Opportunity Fund, which he founded in 2008 to provide financing and mentoring for small businesses in the Northeast. From 2009 to 2010, Mr. Goldman served as temporary volunteer CEO for 1Berkshire to create a powerful economic development engine for the Berkshires by integrating the work of four primary economic development agencies and raising larger and more sustainable funding.

From 1997 to 2000, Mr. Goldman was president and chief executive officer of Global Sourcing Services, LLC, a start-up venture specializing in outsourced marketing services and account acquisition and customer retention programs, which he grew to a substantial size before it was sold.

Mr. Goldman’s extensive banking experience also includes management positions at Citicorp from 1969 to 1983; service as president and chief executive officer of Redwood Bank, a community bank in San Francisco, California, from 1983 to 1986; executive vice president and senior operating officer of Coreast Savings Bank from 1989 to 1991; and executive vice president in charge of the community banking group of NatWest Bancorp (with $31 billion in assets) from 1991 to 1996 where he was responsible for managing all consumer and small business activities. In addition, he previously served on the boards of several public and private corporations, including Minyanville (a new media company), Cyota (an Internet security company), and American Express Centurion Bank, where he also served as a member of the audit committee. He is Chairman Emeritus of the Lighthouse International, a charitable foundation for the visually impaired which is headquartered in New York, and is the former Chairman of the Juvenile Diabetes Research Foundation. Mr. Goldman received his Bachelor’s degree from New York University in Marketing and his Juris Doctorate from the Washington College of Law at American University. He is an emeritus member of the New Jersey bar and former member of the Washington D.C. bar.

1 AEBFSB has entered into various consent orders with each of the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau regarding certain compliance related matters that AEBFSB should resolve. AEBFSB also paid certain civil money penalties, provided remuneration to certain customers and agreed to make certain enhancements to its compliance and vendor oversight programs.

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In making the determination that Mr. Goldman should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his diversity of leadership experience in the financial services industry, particularly with respect to his retail banking and consumer and small business lending background;

•	his marketing and risk management expertise;

•	his legal background and knowledge of corporate governance matters;

•	his knowledge of and associations in the Palm Beach County market; and

•	his considerable insights and perspectives garnered from years of service on public, private and not-for-profit boards.

Dennis S. Hudson, Jr., age 87, is a member of the Enterprise Risk Management Committee and has been a director of Seacoast since 1983.

Mr. Hudson retired in June 1998 after a 48-year career with the Company and Bank. He served as Chairman of the Board of Seacoast from 1990 to June 1998. Prior thereto, he served as Chief Executive Officer of Seacoast from 1983 until 1992, President of Seacoast from 1983 until 1990 and Chairman of the Bank from 1969 until 1992. Mr. Hudson also served on the board of the Miami Branch of the Federal Reserve Bank of Atlanta from 1983 to 1985. Active in the community and with charitable organizations, he has served as chairman of the American Red Cross of Martin County, president of the Stuart Rotary, and as a director of Hospice of Martin County.

In making the determination that Mr. Hudson should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications, as well as:

•	his significant experience in the financial services industry and the organization, including his prior service as Chief Executive Officer of the Company, which provides a unique understanding of our operations;

•	his tenure as director that spans a full range of banking and economic cycles affecting the Company; and

•	his stature in the local community, including the leadership positions with the community organizations discussed above.

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Dennis S. Hudson, III, age 59, serves as Chairman and has been a director of Seacoast since 1984.

Mr. Hudson was named Chairman of Seacoast in July 2005, and has served as Chief Executive Officer of the Company since June 1998. Mr. Hudson has also served as Chairman and Chief Executive Officer of the Bank since 1992. He served as President of Seacoast from June 1998 to July 2005, after serving in various positions with the Company and the Bank since 1978. Mr. Hudson also serves on the board of directors and the audit committee of Chesapeake Utilities Corporation (ticker: CPK), a public gas and electric utilities company headquartered in Dover, Delaware, which merged with Florida Public Utilities Company (“FPU”) in 2009. Prior to that time, he served as a member of the board of directors of FPU. He was also a member of the board of directors of the Miami Branch of the Federal Reserve Bank of Atlanta from 2005 through 2010.

Mr. Hudson is actively involved in the community, having served on the boards of the Martin County YMCA Foundation, Council on Aging, The Pine School, the Job Training Center, American Heart Association, Martin County United Way, the Historical Society of Martin County and as chairman of the board of the Economic Council of Martin County, on which he still serves. He has been recognized for his achievements with several awards including the Florida Senate Medallion of Excellence Award presented by Florida Senator Ken Pruitt in 2001. Mr. Hudson is a graduate of Florida State University with dual degrees in Finance and Accounting, and a Master’s degree in Business Administration.

In making the determination that Mr. Hudson should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications, as well as:

•	his significant experience in the financial services industry and the organization, including his service as Chairman and Chief Executive Officer of the Company, which provides a unique understanding of our operations;

•	his knowledge and relationships with the institutional investor community, including the Company’s past and present institutional investors;

•	his service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance, which is useful and applicable to Seacoast; and

•	his stature in the local community, including through service on the boards of the non-profit organizations discussed above.

Thomas E. Rossin, age 81, is a member of the Enterprise Risk Management Committee and has been a director of Seacoast since 2004.

Mr. Rossin has been a practicing attorney in West Palm Beach, Florida, since 1993, currently serving as management chairman with the firm of St. John, Rossin, Podesta & Burr, PLLC. He served as a Florida State Senator from 1994 to 2002, the last two years as minority leader, and was a candidate for Florida Lt. Governor in 2002. He founded Flagler National Bank in 1974, serving as president, chief executive officer and director and growing it to the largest independent bank in Palm Beach County with over $1 billion in assets. Forming The Flagler Bank Corporation, the holding company for Flagler National Bank, in 1983 and serving as president, chief executive officer and director, he took it public in 1984 and facilitated the acquisition of three financial institutions, until both Flagler National Bank and the holding company were sold in 1993 to SunTrust Bank.

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Prior thereto, Mr. Rossin was vice chairman and director of First Bancshares of Florida, Inc. after consolidating four banks under one charter, including First National Bank in Riviera Beach at which he served as president and chief executive officer. He has served as past president of the Community Bankers Association of Florida and Palm Beach County Bankers Association, and is a member of the Palm Beach County Bar Association, American Bar Association and the Florida Bar Association. In March 2014, Mr. Rossin received the Exemplary Elected Official Award from the Forum Club of the Palm Beaches.

In making the determination that Mr. Rossin should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his legal background and, in particular, his knowledge of legal issues related to financial institutions and underlying corporate governance matters;

•	his public service which, combined with his legal background, provides the Board of Directors with knowledge in the areas of government relations and regulatory matters that impact the Company;

•	his significant experience in the financial services industry; and

•	his experience with the Company.

Edwin E. Walpole, age 79, is a member of the Company’s Compensation and Governance Committee and has been a director of Seacoast since 2006.

Mr. Walpole has been the president, owner and director of Walpole Inc., a trucking transportation company in Okeechobee, Florida which covers the Southeastern United States, since 1960. He served as chairman, president and chief executive officer of Big Lake Financial Corporation (“Big Lake”) from 1985 until Big Lake was acquired by Seacoast in April 2006. Mr. Walpole is also the president of Seminole Land Company, Walpole Feed and Supply Company, Trading Post & Farmers Market, and Fort Drum Corporation, and vice president and director of Walpole Leasing Corporation. He is a member and past president of the Okeechobee Economic Council and of the Florida Trucking Association, a member of the American Trucking Association, and formerly served on the board of trustees of Murray State University where he earned a Bachelor of Science degree in Agriculture.

In making the determination that Mr. Walpole should remain a director of Seacoast, the Compensation and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business leadership, entrepreneurial and management skills, developed through his leadership of Big Lake for more than 20 years and as the president and owner of Walpole Inc. for more than 50 years;

•	his stature in the local community, including through service in the leadership positions set forth above; and

•	his experience with the Company.

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Non-Director Executive Officers

Charles “Chuck” Cross, age 57, has served as Executive Vice President of Commercial Banking for the Bank since July 2013. He is responsible for management of the commercial banking team and commercial business development. From March 2012 to July 2013, he was Seacoast’s Commercial Market Executive for Palm Beach County. Mr. Cross has over 30 years of banking experience and a thorough knowledge of the Palm Beach market. Prior to joining Seacoast, he was the market leader for EverBank in Palm Beach County. He also held various positions within Bank of Florida including CEO of Bank of Florida, Palm Beach County, and with J.P. Morgan Trust, Wachovia Bank, NationsBank and Barnett Bank. Mr. Cross received his Bachelor of Science and Bachelor of Arts from University of Florida and had post graduate education from University of Virginia and the University of Wisconsin. Cross is currently a member of the executive committee of the Economic Council of Palm Beach County and has served on the boards of Florida Atlantic University College of Business Dean’s Council, Boca Raton Chamber of Commerce, West Palm Beach Chamber of Commerce, Business Development Board of Palm Beach County and Black Business Investment Corporation, among other community and civic organizations.

William R. Hahl, age 66, has served as Executive Vice President and Chief Financial Officer of Seacoast and the Bank since July 1990. Previously, he worked for Ernst and Young for 13 years, before leaving to start his own consulting firm. Mr. Hahl is a graduate of Kent State University, a CPA and member of the American Institute of Certified Public Accountants, Florida Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants.

David D. Houdeshell, age 54, has served as Executive Vice President and Chief Credit Officer of Seacoast and the Bank since June 2010. Before joining the Company, Mr. Houdeshell served from April 2007 to May 2010 as executive vice president and credit administrative executive for The South Financial Group in Greenville, South Carolina, a commercial bank holding company. In this role, he had oversight and direction of credit administration, policy and procedure development, credit monitoring, loan review, credit processes and technology initiatives. From October 2005 to March 2007, Mr. Houdeshell was senior vice president and director of credit portfolio risk management at The South Financial Group. Prior thereto, he was chief credit officer of Bombardier Capital, a financial services entity of a global transportation manufacturer, for five years. Mr. Houdeshell holds a Bachelor or Science in Finance from Florida State University and a Master’s degree in Business Administration from Stonier Graduate School of Banking, University of Delaware.

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Charles “Chuck” Shaffer, age 41, Executive Vice President, has led the Community Banking Group for the Bank since 2013, helping consumers and small businesses meet their financial needs, as technology and more choices proliferate. As a key driver in moving the Company into the future, Mr. Shaffer plays an important role in leading Seacoast’s retail, small business, mobile, wealth and non-branch distribution strategies, as well as designing and working across the organization at all levels to implement earnings improvements. Previously, he served as Senior Vice President and Controller of the Bank from 2005 to 2013. Mr. Shaffer joined the Bank in 1998 serving in various accounting positions. His experience includes all facets of accounting and finance including internal risk related reporting, SEC reporting, regulatory reporting and strategic planning. Mr. Shaffer holds a Bachelor of Science in Finance from Florida State University, a Bachelors of Arts in Accounting from Florida Atlantic University and a Master’s of Business Administration with a finance specialization from the University of Central Florida. He is also a CPA licensed in the State of Florida.

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CORPORATE GOVERNANCE

Corporate Governance Framework

Board Independence	• 11 of our 14 directors are independent. • Our CEO is the only member of management who serves as a director.

Board Composition	• Directors regularly review Board performance; assess gaps in skills and experience; look for new directors to provide a fresh prospective and ensure sufficient succession planning while maintaining continuity. We added four new directors to our board in the last two years and have nominated another new director this year.

Board Committees

•   We have three standing board committees—Audit; Compensation and Governance; and Enterprise Risk Management.

•   The Audit Committee and the Compensation and Governance Committee consist entirely of independent, non-management directors.

•   Chairs of the committees shape the agenda and information presented to their committees.

Independent Lead Director

•   Our independent directors elect an independent lead director.

•   Our independent lead director chairs regularly scheduled executive sessions, without management present, at which directors can discuss management performance, succession planning, board information needs, board effectiveness or any other matter.

Board Oversight of Risk

•   Our Board maintains the ultimate oversight responsibility for risk management. Through an integrated enterprise risk management process, key risks are reviewed and evaluated by the Enterprise Risk Management Committee (“ERMC”) before they are reviewed by the Board.

•   The ERMC oversees the integration of risk management at Seacoast, monitors the risk framework, and makes recommendations to the Board regarding the Company’s risk appetite.

•   The Audit Committee oversees the Company’s financial risk management process.

•   The Compensation and Governance Committee oversees risks and exposures related to the Company’s corporate governance, director succession planning, and compensation practices to ensure that they do not encourage imprudent or excessive risk-taking.

•   The Compensation and Governance Committee assists the Board with its leadership assessment and succession planning with respect to the position of CEO.

•   Our Board directly oversees and advises management on development and execution of the Company’s strategy.

Accountability

•   We have a plurality vote standard for the election of directors, with a director resignation policy for uncontested elections.

•   Each common share is entitled to one vote.

•   We have a process by which all shareholders may communicate with our Board, a Board committee or non-management directors as a group, or other individual directors.

Director Stock Ownership	• A personal holding of three times their annual retainer is recommended for each director, to be acquired within five years of joining the Board.

Succession Planning	• CEO and management succession planning is one of the Board’s highest priorities. Our Board ensures that appropriate attention is given to identifying and developing talented leaders.

Open Communication

•   Our Board promotes open and frank discussions with senior management and shareholders.

•   Our directors have access to all management and employees on a confidential basis.

•   Our Board and its committees are authorized to hire outside consultants at their discretion and at the Company’s expense.

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Board Independence

The Company’s Common Stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Nasdaq requires that a majority of the Company’s directors be “independent,” as defined by the Nasdaq’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the Nasdaq rules. The Company’s current independent directors are: Dennis J. Arczynski, Stephen E. Bohner, T. Michael Crook, H. Gilbert Culbreth, Jr., Julie H. Daum, Christopher E. Fogal, Maryann Goebel, Roger O. Goldman, Robert B. Goldstein, Thomas E. Rossin, and Edwin E. Walpole, III. The Board of Directors has also determined that director nominee Jacqueline L. Bradley is independent.

Board Leadership Structure

Chairman and CEO Roles

The Chairman of the Board of Directors provides leadership to the Board of Directors and works with the Board of Directors to define its structure and activities in the fulfillment of its responsibilities. The Company believes that the members of the Board of Directors possess considerable experience and unique knowledge of the challenges and opportunities the Company faces, and therefore are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the Company’s directors and executives to meet those needs. As a result, the Company believes that the decision as to who should serve as Chairman and as Chief Executive Officer, and whether the offices should be combined or separate, is properly the responsibility of the Board of Directors, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances.

The Company’s current Chief Executive Officer, Dennis S. Hudson, III, also serves as the Chairman of the Board of Directors. He has held the post of Chief Executive Officer for the past 17 years, Chairman for the past ten years, President for the eight years prior to being named Chairman, and has also served as Chief Executive Officer of the Bank for the past 22 years. During this time, Mr. Hudson has led the Company through its growth from a local community bank to an institution with $3.1 billion in assets and 42 full-service branches and five commercial banking centers in 14 counties. In light of Mr. Hudson’s significant leadership tenure with the organization, his breadth of knowledge of the Company and his relationship with the institutional investor community, as well as the efficiencies, accountability, unified leadership and cohesive corporate culture that this structure provides, the Board of Directors believes it is appropriate that he serve as both Chief Executive Officer and Chairman.

Independent Lead Director

To further strengthen our corporate governance environment, our independent directors select a lead director from the independent directors if the positions of Chairman and Chief Executive Officer are held by the same person or if the Chairman of the Board is not an independent director. The lead director: coordinates the activities of the independent directors; collaborates with and makes recommendations to the CEO in setting Board meeting agendas; serves as an ex-officio member of each committee of the Board if not otherwise a member of the committee; reviews responses to director shareholder communications with the Board and if requested by a major shareholder or the CEO, is available for consultation or direct communication; prepares the agenda for executive sessions of the independent directors and chairs those sessions; and is primarily responsible for communications between the independent directors and the CEO. A more complete description of the lead director’s role is contained in our Corporate Governance Guidelines and available on the Company’s website at www.seacoastbanking.com. Roger O. Goldman was selected as Lead Director in November 2012.

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Executive Sessions

In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines provide for executive sessions of our independent directors. Our independent directors have established a policy to meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. As specified in the Corporate Governance Guidelines, our Lead Independent Director presides at all executive sessions of the independent directors and non-management directors, and sets the agenda for such executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors met seven times in executive session in 2014. Interested parties, including the Company’s shareholders, may communicate directly with non-management directors by sending written communications to Non-Management Directors, c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Committee Structure & Other Matters

Oversight is also provided through the extensive work of the Board’s committees – Audit; Compensation and Governance; and Enterprise Risk Management Committee – in key areas such as financial reporting, internal controls, compliance, corporate governance, succession planning, compensation programs and risk management. The Audit Committee and the Compensation and Governance Committee consist entirely of independent, non-management directors.

In addition, at the end of each year, the Board and each of its committees review a schedule of agenda topics to be considered in the coming year. Each Board and committee member may raise subjects that are not on the agenda at any meeting and suggest items for inclusion in future agendas.

The Company believes that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, and evaluation of decisions and direction from the Board of Directors.

Director Nominating Process

The Compensation and Governance Committee serves as the nominating committee of the Company. The Committee annually reviews and makes recommendations to the full Board of Directors regarding the composition and size of the Board of Directors and its committees, and if determined necessary, recommends potential candidates to the Board for nomination for election to the Board. The goal is to ensure that the Board of Directors consists of a diverse group of members with the proper expertise, skills, attributes and personal and professional backgrounds who, individually and collectively, are appropriate to achieve the Company’s strategic vision and business objectives, and best serve the Company’s and shareholders’ long-term interests.

As part of the assessment process, the Compensation and Governance Committee evaluates whether the addition of a director or directors with particular attributes, experience, or skill sets could enhance the Board’s effectiveness. During the candidate search process, the Committee may consult with other directors and senior officers and may hire a search firm to assist it to identify, evaluate and conduct due diligence on potential director candidates. Once a candidate has been identified, the Committee confirms that the candidate meets the minimum qualifications for director nominees, and gathers information about the candidate through interviews, questionnaires, background checks, or any other means that the Committee deems to be helpful in the evaluation process. Director candidates are interviewed by a Co-Chairman of the Compensation and Governance Committee and at least one other member of the committee. Each member of the committee participates in the review and discussion of director candidates. Where appropriate, directors who are not on the Committee are encouraged to meet with and evaluate the suitability of potential candidates. The Committee then evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board, and recommends nominees to the Board. The full Board formally nominates candidates for director to be included in the slate of directors presented for shareholder vote based upon the recommendations of the Compensation and Governance Committee following this process.

Given the evolving needs and challenges of the Company, the Compensation and Governance Committee believes that the Board of Directors as a whole should have diversity of experience, which may, at any one or more times, include differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, community involvement and age. However, the Compensation and Governance Committee does not assign specific weights to any particular criteria. Its goal is to identify nominees that, considered as a group, will possess the talents and characteristics necessary for the Board of Directors to fulfill its responsibilities. In addition, each director must have the qualifications, if any, set forth in the Company’s Bylaws, as well as the following qualifications:

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•	the highest ethical character, an appropriate personal and professional reputation, and must share the values of the Company as reflected in its Code of Conduct;

•	the ability to exercise sound business judgment; and

•	substantial business or professional experience and be able to offer meaningful advice and guidance to the Company’s management based on that experience.

The Compensation and Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as:

•	an understanding of and experience in the financial services industry, as well as accounting, finance, legal, real estate, corporate governance and technology expertise;

•	leadership experience with public companies or other major organizations, as well as civic and community relationships; and

•	qualifications as an independent director.

Any Company shareholder entitled to vote generally on the election of directors may recommend a candidate for nomination as a director. A shareholder may recommend a director nominee by submitting the name and qualifications of the candidate the shareholder wishes to recommend to the Company’s Compensation and Governance Committee, c/o Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received not less than 60 days nor more than 90 days prior to the anniversary of the Company’s last annual meeting of shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Company mails or otherwise gives notice of the date of the annual meeting to shareholders), and recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareholders. Recommendations meeting these requirements will be brought to the attention of the Company’s Compensation and Governance Committee. Candidates for director recommended by shareholders are afforded the same consideration as candidates for director identified by Company directors, executive officers or search firms, if any, employed by the Company. In 2014, there were no shareholder nominee recommendations received.

Since last year’s annual meeting, Jacqueline L. Bradley was identified by the Compensation and Governance Committee as an appropriate candidate for the Company’s Board of Directors, to replace Seacoast director Dale M. Hudson who plans to retire at the Annual Meeting upon Ms. Bradley’s appointment.

Shareholder Communications

The Company’s Corporate Governance Guidelines provide for a process by which shareholders may communicate with the Board, a Board committee or the non-management directors as a group, or other individual directors. Shareholders who wish to communicate with the Board of Directors, a Board committee, the Lead Director or any other directors or an individual director may do so by sending written communications addressed to the Board of Directors of Seacoast Banking Corporation of Florida, a Board committee or such group of directors or individual director, c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box, 9012, Stuart, Florida 34995. All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors, a committee of the Board of Directors or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board.

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Corporate Governance Guidelines

The Board of Directors has adopted the Company’s Corporate Governance Guidelines that are available on the Company’s website at www.seacoastbanking.com, or without charge, upon written request to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Code of Conduct and Ethics

The Board of Directors has adopted a Code of Conduct applicable to all directors, officers and employees and a Code of Ethics for Financial Professionals applicable to the Company’s chief executive officer and its chief financial officer, both of which are available on the Company’s website at www.seacoastbanking.net, or without charge, upon written request to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. The Company will post on its website any amendment to or waiver from a provision of its Code of Conduct or Code of Ethics for Financial Professionals.

Board Meeting Attendance

The Board of Directors held eight regular meetings, three special meetings, and one joint strategic planning meeting with the Bank’s board of directors during 2014. All of the directors attended at least 75 percent of the total number of meetings of the Board of Directors and committees on which they served. Ten of the Company’s 12 then-incumbent Directors attended the Company’s 2014 annual shareholders’ meeting. The Company encourages all of its directors to attend its shareholders’ meetings and all meetings of the Board of Directors and committees on which the directors serve.

Risk Oversight

The Board of Directors maintains oversight responsibility for the management of the Company’s risks. A fundamental part of risk management is not only anticipating and understanding the risks the Company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The Board believes that risk management is an integral part of the Company’s annual strategic planning process which addresses, among other things, the risks and opportunities facing Seacoast. The types of risks that the Company faces include:

•	macro-economic risks, such as inflation, reductions in economic growth, or recession;

•	political or regulatory risks, such as restriction on access to markets;

•	event risks, such as natural disasters; and

•	business specific risks related to strategy, financial reporting, credit, asset/liability management, market, operational execution (corporate governance, legal and regulatory compliance), and reputation.

While the Board of Directors maintains the ultimate oversight responsibility for risk management, the Company has adopted an enterprise risk management initiative to assist the Board. This process involves the Board of Directors, management and other personnel in an integrated effort to identify, assess, prioritize and manage the risks that affect our ability to execute on our corporate strategy and fulfill our long-term business objectives. This holistic process includes the development of plans to balance and manage these risks or mitigate their effects. As part of this process, the Board and its committees have been assigned responsibility for risk management oversight of specific areas.

The Enterprise Risk Management Committee (“ERMC”) assists the Board in overseeing the integration of risk management at the Company, monitoring the risk framework which enables the full Board to identify, consider, and oversee critical issues and opportunities. The Board adopts a risk appetite based on ERMC’s comprehensive assessment of Seacoast’s key risks, the interrelationships between these key risks, and their relative rewards. The ERMC may also propose strategic actions that determine the short, medium, and long term risk posture of Seacoast; and recommends to the Board risk-based decisions to achieve Seacoast’s strategic, operational and financial objectives.

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The Audit Committee is charged with overseeing the Company’s financial risk management process each year, including ensuring that management has taken steps to monitor, control and report such risks and reviewing with management the most significant risks identified and management’s plans for addressing and mitigating the potential effects of such risks.

The Compensation and Governance Committee oversees risks and exposures related to the Company’s programs and policies for corporate governance and director succession planning. The Compensation and Governance Committee also has oversight responsibility related to executive compensation matters. In addition, the Compensation and Governance Committee assists the Board with its leadership assessment and succession planning with respect to the position of CEO, and monitors and advises on management’s succession planning for other executive officers.

Succession Planning & Management Development

Our Board understands that a strong succession framework reduces risk to the organization and therefore ensures that appropriate attention is given to identifying and developing talented leaders. The Board maintains oversight responsibility for planning for succession with respect to the position of CEO and monitoring and advising on management’s succession planning for other executive officers. The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession. The Board also has short-term contingency plans in place for emergency and unexpected occurrences, such as the sudden departure, death, or disability of the CEO or other executive officers.

The Compensation and Governance Committee, working with the CEO, annually evaluates succession planning at the senior levels of management and reports the results of such evaluation to the Board, along with recommendations on management development and succession planning. The updated succession plan is reviewed and approved by the Board to ensure that competencies are in alignment with the strategic plan. The annual review of the CEO succession planning process includes a review of specific individuals identified as active CEO succession candidates, and each of those individuals is reviewed with respect to progress in his or her current job position and progress toward meeting his or her defined leadership development plan. The Company’s CEO and senior management are similarly responsible for supporting “next generation” leadership development by: identifying core talent, skills and capabilities of future leaders within the Company; assessing the individuals against leadership capabilities; identifying talent and skill gaps and development needs; assisting with internal candidate development; and identifying significant external hire needs.

The Board and individual Board members may meet with, advise and assist CEO succession candidates and become familiar with other senior and future leaders in the Company. Directors are encouraged to become sufficiently familiar with the Company’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential CEO candidates. The Board urges senior management, as well as other members of management who have future leadership potential within the Company, to attend and present at Board meetings so that each can be given appropriate exposure to the Board. The Board may contact and meet with any employee of the Company at any time, and are encouraged to make site visits, to meet with management, and to attend Company, industry and other events.

Board Committees

The Company’s Board of Directors has three standing permanent committees: the Audit Committee, the Compensation and Governance Committee, and the Enterprise Risk Management Committee. These committees serve the same functions for the Company and the Bank. The current composition of each Company committee is set forth in the below table.

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Director Name	Audit		Compensation & Governance		Enterprise Risk Management
Dennis J. Arczynski (1)	X				X	(2)
Stephen Bohner (1)			X
T. Michael Crook (1)	X				X
H. Gilbert Culbreth, Jr. (1)			X	(2)
Julie H. Daum (1)			X
Christopher E. Fogal (1)	X	(2)
Maryann Goebel (1)	X				X
Roger O. Goldman (1) (3)
Robert B. Goldstein (1)			X	(2)	X
Dale M. Hudson
Dennis S. Hudson, Jr.					X
Dennis S. Hudson, III
Thomas E. Rossin (1)					X
Edwin E. Walpole (1)			X

(1)	Independent Director
(2)	Committee Chairman
(3)	Independent Lead Director who serves as an ex-officio (non-voting) member of all committees.

Audit Committee

The Audit Committee is currently composed of Mr. Fogal (Chair), Mr. Arczynski, Mr. Crook and Ms. Goebel, all of whom the Board of Directors has determined are independent directors under Nasdaq and SEC rules. The Board of Directors has also determined that Mr. Fogal is an “audit committee financial expert” as defined by Item 407 of Regulation S-K. The Audit Committee has the responsibilities set forth in the Audit Committee charter, as adopted by the full Board of Directors, including reviewing Seacoast’s and its subsidiaries’ financial statements and internal accounting controls, and reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee charter is available on the Company’s website at www.seacoastbanking.com or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. The Audit Committee appoints the independent auditors, reviews their audit plan, and reviews with the independent auditors the results of the audit and management’s response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff and those outsourced to a third party. The Audit Committee is responsible for overseeing the audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee also reviews the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and changes to the Company’s Code of Conduct, and approves related party transactions. The Audit Committee periodically reports its findings to the Board of Directors. This committee held six meetings in 2014. Following these meetings, the Audit Committee met three times in private session with our independent auditor, and three times in private session without members of management present, but with a third party accounting firm who co-sources a portion of the Company’s internal audit function.

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Compensation and Governance Committee

The Compensation and Governance Committee is currently composed of Mr. Culbreth (Co-Chair), Mr. Goldstein (Co-Chair), Mr. Bohner, Ms. Daum and Mr. Walpole, all of whom the Board of Directors has determined are independent directors under Nasdaq and SEC rules. This committee has the authority set forth in its charter, and approved by the Board of Directors, including:

•	determining the compensation of the Company’s and the Bank’s key executive officers;

•	overseeing the preparation of a “compensation discussion and analysis” on executive compensation and an annual compensation committee report which is included herein under “Compensation and Governance Committee Report”;

•	administering the provisions of the Company’s incentive compensation plans and other employee benefits plans;

•	identifying qualified individuals to serve as members of the board of directors of the Company and/or the Bank;

•	recommending to the boards of directors of the Company and the Bank the director nominees for the next annual meeting of shareholders;

•	taking a leadership role in shaping corporate governance policies and practices, including recommending to the Board of Directors the corporate governance guidelines applicable to Seacoast and monitoring Seacoast’s compliance with these policies and guidelines; and

•	making recommendations to the Board of Directors concerning management development and succession planning activities at the senior levels of management, including an appropriate successor in the event of the unexpected death, incapacity or resignation of the CEO.

The Compensation and Governance Committee has the resources and authority to discharge its responsibilities, including authority to retain and terminate any compensation consulting firms, director search firms, independent legal counsel and other compensation advisers used to assist in carrying out its responsibilities, including the sole authority to approve the fees and other retention terms for such consultants, lawyers, and advisers, with such fees to be borne by the Company. The committee may delegate to a subcommittee consisting of two or more members, to the extent permitted by applicable law, such of its duties and responsibilities as it deems appropriate and advisable. The committee periodically reports its activities to the Board of Directors.

The responsibilities and duties of the Compensation and Governance Committee are more fully set out in the committee’s charter, available on the Company’s website at www.seacoastbanking.com or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. In 2014, the Compensation and Governance Committee held eight meetings.

Enterprise Risk Management Committee

The Enterprise Risk Management Committee (“ERMC”) is currently composed of Mr. Arczynski (Chair), Mr. Crook, Ms. Goebel, Mr. Goldstein, Mr. Hudson, Jr. and Mr. Rossin. This committee has the authority set forth in its charter, and approved by the Board of Directors, including:

•	monitoring the risk framework to assist the full Board of Directors in identifying, considering, and overseeing critical issues and opportunities;

•	evaluating strategic opportunities being considered by Seacoast from a risk perspective, highlighting key risk considerations embedded in such strategic opportunities for the full Board, and making recommendations on courses of action to the Board based on the ERMC’s evaluation;

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•	providing oversight of the risk management monitoring and reporting functions at Seacoast to help ensure these functions are independent of business line or risk-taking processes;

•	reviewing key management, systems, processes and decisions, and assessing the integrity and adequacy of the risk management function of Seacoast to help build risk assessment data into critical business systems, and reporting any significant issues to the Board;

•	making recommendations to the Board regarding the Company’s risk appetite, limits and policies and reviewing the strategic plan to help ensure it aligns with the Board-approved risk appetite; and

•	recommending to the Board the capital policy consistent with the Company’s risk appetite and reviewing the adequacy of Seacoast’s capital and its allocation to each line of business.

The ERMC has the resources and authority to discharge its responsibilities, including direct and unrestricted access to Seacoast’s management and non-management personnel and all corporate records. In exceptional circumstances, with the advice and consent of the full Board, the Committee is authorized to: i) engage independent legal, accounting, and other advisors as it deems necessary to carry out its duties, and ii) compel management to develop and/or implement any additional procedures in support of risk policies. The committee may delegate to a subcommittee consisting of two or more members, to the extent permitted by applicable law, such of its duties and responsibilities as it deems appropriate and advisable. The committee periodically reports its activities to the Board of Directors.

The responsibilities and duties of the ERMC are more fully set out in the committee’s charter, available on the Company’s website at www.seacoastbanking.com or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. In 2014, the ERMC held seven meetings.

Executive Officers

Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank following the annual meeting of Company shareholders, to serve until the next annual meeting and until successors are chosen and qualified.

Management Stock Ownership

As of the Record Date, based on available information, all directors, director nominees and executive officers of Seacoast as a group (20 persons) beneficially owned approximately 9,331,680 outstanding shares of Common Stock, constituting 28.2 percent of the total number of shares of Common Stock outstanding at that date. In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over 45,584 outstanding shares, or 0.1 percent of the outstanding shares, of Seacoast Common Stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans. See “Questions and Answers about the Proxy Solicitation Materials and the Proxy Solicitation” and “Security Ownership of Management and Certain Beneficial Holders.”

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COMPENSATION DISCUSSION & ANALYSIS

Overview

The Company’s executive compensation programs were influenced by several factors in 2014. During 2014, Florida’s economy showed steady improvement, with solid job growth, declining unemployment and improved consumer confidence. Our housing markets, manufacturing base, tourism and services industries continued to build momentum, providing a diversified base for our economy. We believe the Florida economy will further strengthen in 2015, and we will continue to benefit from population growth as more people migrate to the state.

Seacoast achieved a number of significant accomplishments during 2014. Focusing on control, profit and growth, we built our core business, invested further in innovation and talent, and successfully completed a significant acquisition in the fourth quarter that increased our size by approximately one-third. Seacoast’s balance sheet, excluding the acquisition, also grew in 2014 with loan growth of 12% and deposit growth of 9%, both of which were double the rates achieved in 2013. Combined with deployment of excess liquidity, our organic growth fueled core net interest income growth and margin expansion. Moreover, growth in households drove higher fee income, which was 6% higher than in 2013, spurred by increases in interchange income, service charges on deposit accounts and trust fee income. Balance sheet growth, fees and associated revenue growth, together with successful expense initiatives, led to better core profitability in 2014. We also continued to reduce our total expense structure, while maintaining strong internal controls and investing in high performing talent, digital marketing, data analytics and a 24/7 customer service center. These investments in innovation and talent transformed the capabilities of the organization and will help support future growth and provide greater efficiencies going forward.

An important highlight for Seacoast in 2014 was our successful acquisition of The BANKshares, Inc., which closed on October 1 and expanded our presence in central Florida, particularly the greater Orlando market. This acquisition contributed $516 million in deposits and over $364 million in loans to our balance sheet. The acquisition produced better than forecast earnings accretion and cost savings results. It also provides excellent opportunities for future growth in one of Florida’s fastest growing markets.

The Company was a participant in the U.S. Department of the Treasury’s Capital Purchase Program (“CPP”) from December 2008 through March 2012. During this period, the Company was prohibited from offering certain bonuses or incentive compensation awards (other than certain long-term restricted stock awards), or paying severance benefits, to our five most highly compensated senior executive officers.

In 2013, the Compensation and Governance Committee, which we refer to in this section as the Committee, worked to develop a new executive compensation program which would support strong earnings performance and growth, reward our leadership team for delivering positive results, and build shareholder value without encouraging unnecessary risk-taking. The new program was partially implemented in 2013, with grants of stock options and performance-based restricted stock units. Further stock option awards and performance-based restricted stock units were granted under this program in 2014.

The following discussion and analysis describes the compensation of the Company’s named executive officers during 2014, as well as our compensation objectives and policies, the material elements of our compensation program, and the material factors considered in setting executive compensation. Our named executive officers for 2014 are listed below:

•	Dennis S. Hudson, III, Chairman and Chief Executive Officer (“CEO”) of the Company and the Bank;

•	William R. Hahl, Executive Vice President and Chief Financial Officer (“CFO”) of the Company and the Bank;

•	Charles K. Cross, Jr., Executive Vice President and Commercial Banking Executive of the Bank;

•	David Houdeshell, Executive Vice President and Chief Credit Officer (“CCO”) of the Company and the Bank; and

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•	Charles M. Shaffer, Executive Vice President and Community Banking Executive of the Bank.

The compensation of the named executive officers is presented in the tables and related information and discussed under “Executive Compensation” following this section.

Summary

The following is a brief overview of the information provided in this section.

General

•	The objectives of our compensation program are to attract and retain talented executives, to align their interests with those of our shareholders, to recognize their individual contributions to the achievement of the Company’s and the Bank’s performance objectives, and to cultivate and sustain an entrepreneurial ownership mentality, while discouraging unnecessary or excessive risk.

•	Our goal is to be competitive with our total direct compensation, using industry data to benchmark compensation.

•	In 2014, compensation for our executives included:

-	base salary;

-	non-incentive plan cash bonuses;

-	stock options;

-	performance-vesting restricted stock units;

-	20 shares of fully-vested Seacoast stock awarded to all of our employees;

-	benefits that include the same group health and welfare benefit programs and tax-qualified retirement plans available to all of our employees, in addition to a non-qualified deferred compensation plan and supplemental executive life and disability coverage; and

-	limited executive perquisites.

•	Our CEO has an employment agreement that provides severance pay if his employment is terminated in certain circumstances, including a change in control. Each of the Company’s other named executive officers has a change in control agreement that provides severance pay if the executive’s employment is terminated following a change in control.

2014 Compensation

In 2014, the Committee continued to emphasize performance-vested stock-based compensation for the Company’s executive officers. In early 2014, the Committee decided not to increase the base salaries of CEO Dennis S. Hudson, III, CFO William R. Hahl or CCO David Houdeshell. However, the Committee did approve base salary increases for Messrs. Cross and Shaffer, who became named executive officers for the first time.

The Committee did not to make any short-term cash incentive awards to any of the Company’s executive officers in 2014. However, Messrs. Cross, Houdeshell and Shaffer received non-incentive plan bonuses in March 2015 in recognition of their individual performance for 2014 and their contributions to the Company’s overall performance. In addition, after careful consideration of various equity compensation alternatives, the Committee granted time-vesting stock options in April 2014. The stock options vest in annual installments over a three year period. In October 2014, performance-vesting restricted stock units were granted to Messrs. Cross and Shaffer, both of whom were promoted with additional responsibility for revenue-producing units in the Bank which could have a significant impact on the Company’s performance. The restricted stock units mirror similar awards provided to the other executives in the prior year and are variable, based on the achievement of goals relating to after tax earnings and classified assets over a period ending on December 31, 2015, and vest in annual installments over a period of five years after the end of the performance period. The Committee decided not to grant any short-term equity incentive awards in 2014.

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Governance and Evolving Compensation Practices

The Committee and Company management are mindful of evolving practices in executive compensation and corporate governance. In response, we have adopted certain policies and practices that are in keeping with “best practices” in many areas. For example:

•	We do not provide excessive executive perquisites or extraordinary relocation benefits to our named executive officers.

•	The employment agreement between the Company and CEO Hudson is not automatically renewable and requires an employment termination (“double-trigger”) for payment under a change in control.

•	Our 2013 Incentive Plan has “double-trigger” vesting for equity awards in the context of a change in control if the awards are assumed by the acquiring company.

•	Our 2013 Incentive Plan expressly prohibits repricing of options (directly or indirectly) without prior shareholder approval.

•	We have stock ownership guidelines applicable to executive officers. Executive officers must retain “Net Shares” (as defined below under “Stock Ownership Guidelines”) unless and until they have achieved the applicable stock ownership target or until termination of service, if earlier.

•	The Committee engages an independent compensation consultant.

•	Company policy prohibits directors and executive officers from engaging in hedging activities involving Company stock and limits pledging of Company stock.

•	Company policy requires the recovery of certain incentive-based compensation paid to current or former executive officers in the event of an accounting restatement.

Compensation Philosophy and Objectives

The concentration of wealth on the southeast coast of Florida makes the area in which the Company operates one of the most attractive regions in Florida for banks to operate and therefore a highly competitive employment market. The Company competes for talent with large national and regional bank franchises who seek local executive and production personnel, and with small local bank franchises who seek executive level talent.

In order to operate in this highly competitive market, the Company has implemented a complex business model that requires bankers who can leverage the best strategies of both large and small banking institutions. Specifically, the Company’s size allows it to compete for larger commercial relationships, supported by a complete product offering which includes trust, investment services, private banking and specialty financing, as well as consumer and business banking services. In addition, we have harnessed technology to meet the evolving needs and demands of our customers today and into the future. In order to compete with smaller community banks in its markets, the Company also maintains a personal relationship banking focus on both consumer and commercial business customers. We believe this dual strategy requires an organizational culture driven by the value systems of its employees—where profitability is ultimately driven by disciplines such as taking high levels of personal responsibility, creating effective relationships, providing superior customer service and taking an entrepreneurial ownership perspective.

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The Company strives to satisfy the demands of its business model by rewarding executive officers both for the successful implementation of Company corporate objectives and for individual performance. The Company considers a full range of compensation elements in order to compare favorably with its peers as it seeks to attract and retain key personnel. In addition, to promote entrepreneurial thinking and an ownership perspective, the Company places great emphasis on performance-based compensation.

In designing the compensation program for executive officers, the Committee seeks to achieve the following key objectives:

•	Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive and provide performance-based opportunities for wealth creation. This objective is intended to ensure that there are highly competent leaders in the organization, while maintaining an appropriate cost structure for the Company.

•	Establish clear and enterprise-wide expectations for growth, return and risk management. The compensation program should establish a common definition of success that rewards growth and high performance, encourages long-term thinking, promotes an enterprise-wide focus and effectively manages risk.

•	Alignment with Shareholders. The compensation program should align executives’ interests with those of the Company’s shareholders, promoting actions that will have a long-term positive impact on total shareholder returns.

•	Recognize Individual Contributions. The compensation program should reward executive officers for individual contributions to the success of the Company’s operating performance. The Committee believes that over time the achievement of the Company’s performance objectives is the primary determinant of share price.

•	Encourage Entrepreneurial Thinking. The compensation program should cultivate, encourage and sustain an entrepreneurial mentality, reward those who recognize and capitalize on market opportunities, and promote an ownership perspective.

•	Discourage Taking Excessive Risk. The compensation program should limit any features that could lead to a senior executive officer taking unnecessary, imprudent or excessive risks that could threaten the value of the Company.

In the second half of 2012, when the Company was no longer restricted by its participation in the CPP, the Committee decided to develop a new incentive program for those individuals who are in positions to meaningfully impact the Company’s bottom line goals. In August 2012, the Committee engaged Grant Thornton, a nationally known independent consulting firm, to conduct a review of compensation of the Company’s executive officers, which is described under “Role of the Compensation Consultant” below. The information obtained from the study was used by the Committee to develop the incentive compensation program for executive officers, which was partially implemented in 2013 and 2014. In late 2014, the Committee again engaged Grant Thornton to retool its executive compensation program to place increased emphasis on the Company’s long-term performance and profitability and to promote entrepreneurial thinking and an ownership perspective.

Determining Executive Compensation

Role of the Committee

The Committee is responsible for establishing our compensation philosophy and for overseeing our executive compensation policies and programs generally. As part of this responsibility, the Committee:

•	approves our executive compensation programs, including grants of equity awards;

•	evaluates the performance of the CEO and determines the CEO’s compensation; and

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•	reviews the performance of other members of executive management and approves their compensation based on recommendations made by the CEO.

The Committee reviews executive officer compensation to ensure that such compensation is consistent with our compensation philosophies, Company and personal performance, changes in market practices and changes in individual responsibilities.

Role of the Compensation Consultant

From time to time, the Committee has engaged independent compensation consultants and advisors. In general, these consultants and advisors have provided compensation benchmarking and analytical data and have rendered advice to the Committee regarding all aspects of the Committee’s compensation decisions. The Committee has direct access to consultants and control over their engagement.

In August 2012, the Committee engaged Grant Thornton to conduct a review of the compensation of the Company’s executive officers in comparison to a peer group of banks which was selected by Grant Thornton and approved by the Committee. Grant Thornton was also engaged to provide assistance with development of a short-term incentive compensation plan and a long-term equity-based incentive plan for executive officers and key managers, and to conduct a review of compensation paid to directors.

In March 2014 and again in March 2015, the Committee evaluated the independence of Grant Thornton in light of SEC rules and Nasdaq listing standards, which require consideration of the following factors:

•	whether any other services are provided to the Company by the consultant;

•	the fees paid by the Company as a percentage of the consulting firm’s total revenue;

•	the policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;

•	any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee;

•	any company stock owned by the individual consultants involved in the engagement; and

•	any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

The Committee discussed these considerations and concluded that the engagement of Grant Thornton and the services provided to the Committee by Grant Thornton did not raise any conflict of interest.

Benchmarking and Comparator Group

Grant Thornton’s 2012 review of executive compensation included a comparison of salary, bonus and other forms of compensation, including stock based compensation, for a peer group of 20 publicly held regional banks that were identified by Grant Thornton as being comparable to the Company in size and geography. The asset size of the peer group ranged between $1.5 billion and $2.9 billion, with an average asset size of $2.4 billion, based on data from the most recent fiscal quarter-end available at the time of the study. While the peer group was primarily based on asset size and geography, Grant Thornton also considered the peer bank’s business model, financial performance and future company focus. Given the dramatic changes in the banking landscape in the last few years and the limited number of banks of Seacoast’s size remaining in Florida, the study included two Florida-headquartered banks and other banks in the Southeastern U.S. The peer group also contained a combination of banks that had participated in the CPP and those not limited by CPP restrictions, as well as banks located in similar but less stressed markets. Three of the banks in the peer group (FNB United Corp., Southern Community Financial Corp. and Virginia Community Bancorp Inc.) are no longer publicly trading. The remaining peer group members include:

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• Ameris Bancorp (ABCB)	• Hampton Roads Bankshares, Inc. (HMPR)
• BNC Bancorp (BNCN)	• Metro Bancorp, Inc. (METR)
• Capital City Bank Group, Inc. (CCBG)	• Newbridge Bancorp (NBBC)
• Cardinal Financial Corporation (CFNL)	• Southeastern Bank Financial Corp. (SBFC)
• CenterState Banks, Inc. (CSFL)	• State Bank Financial Corp. (STBZ)
• City Holding Company (CHCO)	• Stellarone Corp. (STEL)
• Eagle Bancorp Inc. (EGBN)	• Sterling Bancorp (STL)
• Fidelity Southern Corporation (LION)	• Univest Corporation of Pennsylvania (UVSP)
• First Community Bancshares, Inc. (FCBC)

Grant Thornton concluded that between 2009 and the 2012 study, total compensation for the Company’s executive officers had declined in comparison to the market. To improve the competitiveness of the Company’s executive compensation package, Grant Thornton recommended the development of a long-term incentive plan designed to provide an opportunity for executives to earn equity compensation over a multi-year performance period based on achievement of specific performance targets.

Overview of Compensation Program for Executive Officers

After the compensation restrictions under the CPP ended in the first half of 2012, the Committee formulated a new incentive compensation program for executive officers which was partially implemented in 2013 and was carried into 2014.

Once fully implemented, the executive compensation program will consist of the following elements: 1) base salary, 2) annual cash incentive award, and 3) equity compensation. Each element of the executive compensation program addresses different objectives. Those elements utilized in 2014 are described more fully below under “Elements of the 2014 Compensation Program for Executive Officers”. Base salary represents the fixed portion of each executive’s compensation and is generally targeted at or around the 50th percentile of comparable positions. The annual cash incentive award is another form of cash compensation that is earned based on achieving specific measurable objectives which, when met, result in acceptable overall operating results for the Company. The stock compensation is provided to align the executive’s compensation with growth in shareholder value. Each component of the stock compensation has a different time horizon and performance measure(s) designed to align with specific short-term and long-term goals which support our long-term strategic direction, as reflected below:

Stock Compensation Component	Time Horizon	Performance Goals		Performance Measures
		•	Profitability & Growth	•	Net Income Growth
Portfolio Stock Grants	3 Years	•	Shareholder Value Creation	•	Relative Total Shareholder Returns

		•	Profitability & Growth	•	Unit Profitability
Incentive Stock Grants	1 Year	•	Shareholder Value Creation	•	Other Financial Measures
		•	Strategic Milestones	•	Board Evaluation of milestone goals achieved

Stock Options	5-10 Years	•	Shareholder Value Creation	•	Stock Price

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This executive compensation program was partially implemented in 2013 and carried into 2014, with grants of portfolio stock awards (in the form of performance-vesting restricted stock units) and stock options. The Committee did not implement the remainder of the program, which includes annual cash incentive awards and short-term incentive stock awards, in 2014 as expected. However, non-incentive plan bonuses were paid to Messrs. Cross, Houdeshell and Shaffer in March 2015 based on their individual performance for 2014 and their contributions to the Company’s overall performance.

Elements of the 2014 Compensation Program for Executive Officers

As described in more detail below, the elements of the Company’s 2014 executive compensation program included:

•	base salary;

•	non-incentive plan cash bonuses;

•	stock options;

•	performance-vesting restricted stock units, which we refer to as “portfolio stock awards”;

•	20 shares of Seacoast stock awarded to all of our employees;

•	benefits that include the same group health and welfare benefit programs and tax-qualified retirement plans available to all of our employees, in addition to a non-qualified deferred compensation plan and supplemental executive life and disability coverage; and

•	limited executive perquisites.

Setting 2014 Total Direct Compensation Opportunities

When setting base salary and target amounts for equity awards, the Committee examined each component of pay on both a stand-alone basis and as a total, as well as over a three-year period assuming target level performance is achieved in all periods and full implementation of all short-term and long-term compensation components described above. Pay decisions were based on the Committee’s business judgment, informed by the comparative data, professional advice and other considerations, including the individual executive’s position, experience and performance, internal pay equity and mastery of position responsibilities.

The table below reflects the targeted percentage of each element of direct compensation for the named executive officers in 2014, excluding indirect forms of compensation such as health, retirement and welfare benefits and perquisites.

2014 Target Compensation Elements as Percentage of Total Compensation

	Base Salary	Stock Options Target Value (1)	Performance-Vesting RSUs Target Value (2)
Dennis S. Hudson, III	49%	6%	45%
William R. Hahl	55%	3%	42%
Charles K. Cross, Jr.	55%	3%	42%
David Houdeshell	55%	3%	42%
Charles M. Shaffer	55%	3%	42%

(1)	Grant date value, determined using a Black-Scholes analysis. This grant date value is reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table. The number of options granted is shown in the All Other Option Awards column of the Grants of Plan-Based Awards Table.

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(2)	Grant date value, assuming achievement of target performance goals. This grant date value is reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table. The number of PSUs vesting at threshold, target and maximum performance is shown in the Equity Incentive Plan Awards column of the Grants of Plan-Based Awards Table.

Base Salary

The base salary for each of our executive officers represents the fixed portion of their total compensation. In establishing executive officer base salaries, the Committee has historically considered individual annual performance and contribution to the Company’s overall profitability, as well as the relationship of an executive’s total compensation compared to similar executives in other banks. Information regarding salaries paid in the market is obtained annually through publicly available salary surveys and proxy statement data, and is used to evaluate the Company’s competitiveness in the employment market with its peers and competitors. Independent consultants selected by the Committee may also be used periodically to assess the competitiveness of the Company’s salaries. For additional information regarding the determination of the Company’s peer group, see “Determining Executive Compensation – Benchmarking and Comparator Group.”

The Company’s general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance. Given our highly competitive employment market in South Florida and the Company’s business strategy, the base salary level for key executives generally is targeted at or around the 50th percentile of comparable positions.

Changes in the base salaries paid to executive officers, including the named executive officers, are recommended by the chief executive officer based on annual performance assessments and are reviewed and approved by the Committee. Performance assessments for base salary adjustments in 2014 were subjective, non-formulaic and were not based upon objective financial criteria. The Committee considers and approves any change in the base salary paid to the chief executive officer after meeting in executive session.

The Committee met in March 2014 and decided not to increase the base salaries of CEO Hudson and the Company’s other named executive officers for 2014, except for Messrs. Cross and Shaffer, both of whom were promoted to lead revenue-producing units in the Bank that could have a significant impact on the Company’s performance.

Cash Bonuses

As noted above, the Committee did not implement annual cash incentive awards in 2014. However, in March 2015, upon the recommendation of CEO Hudson, the Committee approved cash bonuses for Messrs. Cross, Houdeshell and Shaffer based on their individual performance and their contribution to the overall financial performance of Seacoast in 2014, including the achievement of loan production goals for 2014. The performance assessments on which these cash bonuses were based were subjective and non-formulaic.

Stock Options

The Company granted stock options to the executive officers on April 29, 2014. The options vest in annual installments over a three-year period and have a term of ten years. Because stock options provide compensation opportunity upside based solely on the growth in the Company’s share price, the objective of the options is to directly align the Company’s executive compensation program with the achievement of superior long-term shareholder returns.

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Portfolio Stock Awards (Performance-Vesting RSUs)

Effective August 1, 2014, the Committee approved a grant of performance-vesting restricted stock units (RSUs or PSUs), sometimes referred to as “portfolio stock awards”, to Messrs. Cross and Shaffer. Messrs. Cross and Shaffer were promoted and took on additional responsibility for revenue-producing units in the Bank which could have a significant impact on the Company’s performance. The awards were granted to bring the equity-based compensation opportunity for Messrs. Cross and Shaffer in line with the equity-based compensation opportunity available to other executive officers, each of whom received similarly sized portfolio stock awards in 2013. These awards have a measurement period which ends on December 31, 2015, with goals relating to after-tax earnings (weighted at 75%) and classified assets (weighted at 25%). Payouts range from 87.5% of the target amount at threshold performance to 151% of the target amount at maximum performance. Achievement of the threshold goal for both measures is required for any of the awards to become eligible to vest. The number of shares that become eligible to vest are based on these performance factors and will then vest in equal annual installments over a three-year period following the performance period. These awards are designed to focus the executives on the Company’s earnings and asset quality while investing in long-term growth initiatives and provide retention value during the vesting period.

Change in Control Benefits

The company provides change in control benefits to the named executive officers to encourage them to consider the best interests of shareholders by stabilizing any concerns about their own personal financial well-being in the face of a potential change in control of the Company. These agreements are described under “Employment and Change in Control Agreements”, and detailed information is provided under “2014 Other Potential Post-Employment Payments.”

Retirement and Employee Welfare Benefits

The Company sponsors a retirement savings plan for employees of the Company and its affiliates (the “Retirement Savings Plan”) and a nonqualified deferred compensation plan for certain executive officers (the “Executive Deferred Compensation Plan”). We offer these plans, and make contributions to them, to provide employees with tax-advantaged savings vehicles and to encourage them to save money for their retirement.

The Retirement Savings Plan is a tax-qualified defined contribution plan. All employees who satisfy service eligibility requirements may participate in the plan. The Retirement Savings Plan has various features, including:

•	an employer matching contribution for salary deferrals,

•	an annual retirement contribution, and

•	a profit sharing contribution.

In addition, the Retirement Savings Plan has a feature under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) that allows employees to make voluntary “salary savings contributions” ranging from one percent to 75 percent of compensation (as defined by the Retirement Savings Plan), subject to federal income tax limitations. After-tax contributions may also be made by employees through “voluntary contributions” (as defined in the Retirement Savings Plan for each plan year) subject to certain statutory limitations. A retirement contribution is made on an annual discretionary basis by the Company of up to two percent of “retirement eligible compensation,” as defined in the Retirement Savings Plan. The Company contributions to the Retirement Savings Plan vest at the rate of 25 percent for each year the participant has worked at least 1,000 hours, with full vesting after four years of service. A participant becomes 100 percent vested in the event of death, disability or retirement on or after age 55.

The Company match on salary savings contributions was $1.00 for each dollar up to 3% of the employee’s annual compensation and $0.50 for each dollar on the next 2% of annual compensation. The retirement contribution in 2014 was 1% of annual compensation. The Company’s Board of Directors decided not to make a profit sharing contribution for 2014.

The Executive Deferred Compensation Plan is described under “Executive Compensation–Nonqualified Deferred Compensation.”

In addition to our retirement programs, the Company provides employees with welfare benefits, including hospitalization, major medical, disability and group life insurance plans and paid vacation. We also maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. All of the full-time employees of the Company and the Bank, including the named executive officers, are eligible to participate in the Retirement Savings Plan and our welfare plans, subject to the terms of those plans.

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The Bank provides supplemental disability insurance to certain members of executive management, including the named executive officers, in excess of the maximum benefit of $10,000 per month provided under the group plan for all employees. The supplemental insurance provides a benefit up to 70% of the executive’s monthly pre-disability income based on the executive’s base salary and annual incentive compensation. Coverage can be converted and maintained by the individual participant after employment ends. The benefit may be reduced by income from other sources, and a partial benefit is paid if a disabled participant is able to work on a part-time basis. In 2014, the Company paid a total of $9,688 for supplemental disability insurance for the named executive officers.

The retirement and employee welfare benefits paid by the Company for the named executive officers that are required to be disclosed in this proxy statement are included below in the “Summary Compensation Table,” the “Components of All Other Compensation,” and the “Nonqualified Deferred Compensation Table,” and are described in the footnotes thereto.

Executive Perquisites

We do not consider perquisites to be a significant element of our compensation program. However, we believe they are important and effective for attracting and retaining executive talent. We do not provide tax reimbursements, or “gross-ups,” on perquisites. For 2014, perquisites were limited to a car allowance for Messrs. Cross and Shaffer, and a phone allowance for Messrs. Cross and Houdeshell. For additional details regarding the executive perquisites, see below the “Summary Compensation Table” and the “Components of All Other Compensation.”

Risk Analysis of Executive Compensation

In 2014, the Committee and our head of human resources conducted a risk assessment of our compensation plans and programs to determine whether incentive compensation programs are reasonably likely to have a material adverse effect on the Company. This risk assessment consisted of a review of cash and equity compensation provided to our employees, with a focus on incentive compensation plans which provide variable compensation to employees based upon performance of the Company, one of its subsidiaries or business units, or the individual employee. The incentive plans are designed to provide a strong link between performance and pay.

In light of the review, the Company concluded that the compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not create risk that is reasonably likely to have a material adverse effect on the Company. The Company also concluded that risks can be effectively monitored and managed. The Committee will continue to consider compensation risk implications when making decisions regarding our compensation programs.

Clawback Policy

We have adopted a Compensation Recoupment Policy to recover, to the extent practicable and appropriate, incentive compensation from any executive officer when:

•	the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results that were subsequently the subject of a restatement, regardless of whether the executive engaged in misconduct or otherwise contributed to the requirement for the restatement; and

•	a lower payment or award would have been made to the executive officer based upon the restated financial results.

The policy is available on our website at www.seacoastbanking.com. The policy, as written, anticipates the final rules implementing the clawback provision of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, but will be amended, if necessary, when final regulations are issued by the SEC.

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Anti-Hedging and Anti-Pledging Policy

In March 2014, the Company adopted an anti-hedging policy. The policy prohibits our employees, including our executive officers and directors, from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of our stock, including exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars, forwards or short sales.

In September 2014, the Company expanded this policy to include pledging. Under the revised policy, our employees, directors and executive officers are required to obtain advance approval of any pledging of Company shares as collateral for loans, including holding Company shares in margin accounts. The policy also limits pledging to reasonable purposes (as defined in the policy) and limits the value of the securities pledged in connection with a loan or other indebtedness to $250,000.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for its officers and directors, as described below:

Stock Ownership

Tier 1 Officer	3 times annual salary
Tier 2 Officer	2 times annual salary
Tier 3 Officer	2 times annual salary
Tier 4 Officer	1 times annual salary
Board Members	3 times annual retainer

The guidelines for officers were established in 2006 as part of the Executive Equity Compensation Program, which provides a framework for annual grants of restricted stock and stock-settled stock appreciation rights under the Company’s shareholder-approved equity plans, in order to promote the corporate objective of increasing executive stock ownership. The program was designed to allow a participant to earn targeted ownership over a reasonable period, usually within five to seven years, provided individual and Company targets are achieved and provided the participant fully participates in the program. The CEO is a Tier 1 participant and each of the other named executive officers is a Tier 2 participant in the Equity Compensation Program. Tiers 3 through 5 are comprised of Bank officers, including line of business and support officers, senior managers and division heads, and other key contributors. Under the equity award agreements, unless and until the recipient has achieved the applicable stock ownership target, the recipient must retain the “Net Shares” (as defined below) of the equity compensation until the stock ownership target has been met or until termination of service, if earlier. “Net Shares” means shares of stock in excess of those sold or withheld to satisfy the minimum tax liability upon vesting or conversion. Except for CEO Dennis S. Hudson, III, the named executive officers have not yet met the established stock ownership guidelines, since no equity awards were made in 2008, 2009, 2010 and 2012.

Impact of Deduction Limit

Code Section 162(m) generally establishes, with certain exceptions, a $1 million deduction limit for all publicly held companies on compensation paid to an executive officer in any year. The Committee gives strong consideration to the deductibility of compensation in making its compensation decisions for executive officers, balancing the goal of maintaining a compensation program which will enable the Company to attract and retain qualified executives with the goal of creating long-term shareholder value. The Committee reserves the right to pay executives’ compensation that is not deductible under Section 162(m).

2015 Compensation

The Committee met in March 2015 and, after reviewing market survey data, approved base salary increases for Messrs. Cross, Houdeshell and Shaffer, to $275,000, $265,000 and $250,000, respectively, effective March 1, 2015. These adjustments maintained base salary compensation for each executive at the median of the peer group.

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Long-Term Incentive and Equity Strategy for 2015

The Committee changed Seacoast’s long-term incentive strategy for our named executive officers and other members of the management team, starting with the new awards granted on January 29, 2015. The change in the long-term incentive and equity strategy reflects the evolution of our business strategy. This change aligns closely with the emerging opportunities we see in our current and future markets in fulfilling customer demand for innovative products and services. Specifically, we see opportunities to grow the value of the enterprise through double digit earnings growth at reasonable rates of return without exposing the Bank to material adverse financial risk.

The Committee approved the structure of the 2015 Long-term Incentive and Equity Program, referred to here as the FY15 Program, because it better supports our business objectives than prior awards, aligning closely with shareholder interests while balancing significant upside earnings potential with comprehensive risk-based incentive considerations. The FY15 Program serves the best interests of our shareholders by providing the management team with a strong performance-based incentive to grow our earnings and deliver returns that equal or exceed our cost of capital. The FY15 Program also enhances the holding power of our retention strategies, while equipping the Bank with the means to attract talented executives possessing an entrepreneurial mindset, critical to our ability to create value for our shareholders.

The Committee carefully considered the structure of the FY15 Program to ensure our executives are not motivated to take excessive risks. In response, the Committee implemented multiple risk-based design features that were not incorporated into our prior long-term incentive strategy.

In January 2015, the Company granted PSUs conditioned on satisfying goals related to cumulative earnings growth and average return on tangible equity over a four-year period, with the possibility of partial catch-up vesting over an additional year. In addition, the Company granted stock options that vest over a four-year period following achievement of a stock price equal to or greater than 120% of the exercise price for five consecutive trading days. Vesting of the PSUs and the performance options are also conditioned on the Bank’s compliance with its Tier 1 regulatory capital requirement, a performance standard that is set by our regulators. Participants are required to retain 50% of the after-tax shares they receive upon the vesting of their PSUs and the exercise of their performance options for twelve months from the vesting or exercise date. The retention rate provides an economic incentive for management to act in ways that maintain risk within acceptable limits during and after the performance period for which the award is earned.

Shareholder Feedback/Results of Shareholder Advisory Vote on Executive Compensation

Since 2009 the Company has annually included in its proxy a separate advisory vote on the compensation paid to its executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related proxy disclosure, commonly known as a “say-on-pay” proposal. Our say-on-pay proposals received the majority approval of shareholders every year since 2009. Of the 19,777,449 votes cast on the say-on-pay proposal at the 2014 Annual Meeting (excluding broker non-votes), 19,069,692 votes were cast in favor of the resolution and 587,540 were cast against the resolution. The proposal was approved by a vote of 96.4 percent of the total number of votes cast on the proposal. The Company and the Committee have considered these results and concluded that a significant majority of our shareholders support the Company’s executive compensation program.

From time to time, we have also received advice from shareholders and reached out to our largest shareholders to discuss our executive compensation program, our proxy disclosure and corporate governance, bringing their feedback to the Compensation and Governance Committee. This feedback has influenced a number of changes in our executive compensation program in the past few years, including the addition of performance vesting to grants of restricted stock units and more detailed Compensation Discussion and Analysis.

As noted above, in 2014, we continued with the executive compensation program adopted in 2013 in order to promote the Board’s comprehensive plan to improve profitability and support our commitment to pay for performance. However, in early 2015, the Committee restructured our executive compensation plan to place greater emphasis on long-term performance and profitability based on emerging opportunities. The Committee will continue to monitor best practices, future advisory votes on executive compensation and other shareholder feedback to guide it in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its shareholders.

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2014 COMPENSATION

EXECUTIVE COMPENSATION

The table below sets forth the elements that comprise total compensation for the named executive officers of the Company for the periods indicated.

2014 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)		Stock Awards ($) (2)	Option Awards ($) (2)	Non-Stock Incentive Plan Com- pensation ($)	All Other Compen- sation ($) (3)	Total ($)

Dennis S. Hudson, III	2014	$500,000	—		$264	$111,168	—	$24,669	$636,101
Chairman & Chief	2013	500,000	$138	(4)	471,429	46,972	—	26,151	1,044,690
Executive Officer of Seacoast and the Bank	2012	500,000	—		—	—	—	21,197	521,197

William R. Hahl	2014	$310,000	—		$264	—	—	$27,723	$337,987
Executive Vice President &	2013	310,000	—		243,571	$12,106	—	23,392	589,069
Chief Financial Officer of	2012	310,000	—		—	—	—	24,269	334,269
Seacoast and the Bank

Charles K. Cross, Jr.	2014	$257,500	$80,000	(5)	$128,956	$55,584	—	$28,051	$550,091
Executive Vice President, Commercial Banking of the Bank

David D. Houdeshell	2014	$250,000	$35,000	(5)	$264	$55,584	—	$15,227	$356,075
Executive Vice President &	2013	250,000	—		196,429	10,169	—	12,913	469,511
Chief Credit Officer of Seacoast and the Bank	2012	225,000	—		—	—	—	11,742	236,742

Charles M. Shaffer	2014	$220,000	$48,100	(5)	$116,634	$55,584	—	$24,550	$464,868
Executive Vice President, Community Banking of the Bank

(1)	A portion of executive’s base salary included in this number may have been deferred into the Company’s Executive Deferred Compensation Plan, the amounts of which are disclosed in the Nonqualified Deferred Compensation Table for the applicable year. Executive officers who are also directors do not receive any additional compensation for services provided as a director.

(2)	Represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014. For additional information regarding such grants, see “Compensation Discussion and Analysis – Summary – 2014 Compensation” and “Elements of the 2014 Compensation Program for Executive Officers – Stock Options and Portfolio Stock Awards (Performance-Vesting RSUs).” See also “2014 Grants of Plan-Based Awards” below.

With respect to the PSU awards, the grant date fair value included in the table assumes that target performance is achieved. The maximum value as of the grant date, assuming the highest level of performance will be achieved, for Messrs. Cross and Shaffer is $143,156 and $129,473, respectively.

(3)	Additional information regarding other compensation is provided in “2014 Components of All Other Compensation” below.

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(4)	Bonus available to all employees.

(5)	Earned in reporting year, but paid in following year.

2014 COMPONENTS OF ALL OTHER COMPENSATION

	Company Paid Contributions to Retirement Savings Plan		Company Paid Contributions to Executive Deferred	Premium on Supple- mental	Excess Life
Name	Match	Discretionary Retirement	Compensation Plan(1)	Disability Insurance	Insurance Benefit	Perquisites		Total

Dennis. S. Hudson, III	$16,771	$2,600	—	$2,976	$2,322	—		$24,669

William R. Hahl	$11,883	$2,600	$3,100	$3,282	$6,858	—		$27,723

Charles K. Cross, Jr.	$10,449	$2,600	—	$945	$2,322	$11,734	(2)	$28,051

David D. Houdeshell	$10,000	$2,500	—	$945	$1,242	$540	(3)	$15,227

Charles M. Shaffer	$8,820	$2,400	—	$1,540	$540	$11,250	(4)	$24,550

(1)	Earned in reporting year, but contributed in following year. Also reported in the “Nonqualified Deferred Compensation Table.”

(2)	Includes $9,000 for car allowance, $2,075 for personal use of club membership, and $540 for cell phone allowance.

(3)	Cell phone allowance.

(4)	Car allowance.

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2014 GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning plan-based awards granted during 2014 to the named executive officers.

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities		Exercise or Base Price of	Grant Date Fair Value of Stock and
		Thres-		Maxi-	of Stock	Underlying		Option	Option
	Grant	hold	Target	mum	or Units	Options		Awards	Awards (1)
Name	Date	(#)	(#)	(#)	(#)	(#) (1)		($/Sh(1))	($)
Dennis S. Hudson, III	12/9/2014				20(2)				$264
	4/29/2014					50,000	(3)	$10.54	$111,168
William R. Hahl	12/9/2014				20(2)				$264
Charles K. Cross, Jr.	8/1/2014	8,159	9,325	14,104					$94,649
	12/9/2014				20(2)				$264
	4/29/2014					25,000	(3)	$10.54	$55,584
David D. Houdeshell	12/9/2014				20(2)				$264
	4/29/2014					25,000	(3)	$10.54	$55,584
Charles M. Shaffer	8/1/2014	7,380	8,434	12,756					$85,605
	12/9/2014				20(2)				$264
	4/29/2014					25,000	(3)	$10.54	$55,584

(1)	Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014.

(2)	Fully vested shares granted to all employees on December 9, 2014.

(3)	Vest in equal annual installments over a three-year period, beginning on the first anniversary of the date of grant.

Employment and Change in Control Agreements

The Company and the Bank currently maintain employment and change in control agreements with certain of the Company’s executive officers, the terms of which are described in more detail below.

Employment Agreement with Mr. Hudson

On December 18, 2014, the Company and the Bank entered into an employment agreement with Dennis S. Hudson, III. The new employment agreement replaced the previous employment agreement between Mr. Hudson and Seacoast and SNB dated January 18, 1994, as amended December 31, 2008, and the change of control agreement between these parties dated December 24, 2003.

The new employment agreement has an initial term of three (3) years. Under the agreement, Mr. Hudson receives a minimum base salary of $500,000 per year, medical, long-term disability and life insurance in accordance with the Bank’s insurance plans for senior management, as well as a car allowance and any other perquisites that are approved by the Board. Mr. Hudson may also receive other compensation including bonuses, and he will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreement contains certain non-competition, non-disclosure and non-solicitation covenants.

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Under the agreement, if Mr. Hudson is terminated for “cause”, or resigns without “good reason,” as defined in the agreement, he will receive payment of his base salary and unused vacation through the date of termination; and any unreimbursed expenses (collectively, the “Accumulated Obligations”). The employment agreement also contains provisions for termination upon Mr. Hudson’s death or permanent disability.

The agreement also provides for termination upon the occurrence of a change in control. If Mr. Hudson resigns for “good reason” or is terminated “without cause” prior to a change in control, he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of: a) two times his base salary, b) a bonus equal to the highest bonus earned by the Executive for the previous three full fiscal years (“Cash Bonus”), and c) continuing group medical, dental, vision and prescription drug plan benefits (“Continuing Benefits”) for two years. If Mr. Hudson resigns for “good reason” or is terminated “without cause”, within twelve months following a change in control (as defined in the agreement), he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of: a) three times his base salary, b) the Cash Bonus; and c) Continuing Benefits for 36 months.

In addition, under the agreement, Mr. Hudson is subject to the Company’s policies applicable to executives generally, including its policies relating to claw-back of compensation.

For a further discussion of the payments and benefits to which Mr. Hudson would be entitled upon termination of his employment see “2014 Other Potential Post-Employment Payments.”

Change in Control Agreements with Other Named Executive Officers

The Company entered into a change in control employment agreement with William R. Hahl on December 24, 2003, and similar change in control agreements with Messrs. Cross, Houdeshell and Shaffer on October 28, 2014. The change in control agreements have an initial term of two years for Mr. Hahl and one year for each of the other executive officers, and provide for automatic one-year extensions unless expressly not renewed. A change in control must occur during these periods (the “Change in Control Period”) to trigger the agreement.

The change in control employment agreements provide that, once a change in control has occurred, the executive subject to the contract (the “Subject Executive”) and the Company agree to continue, for the Change in Control Period, the Subject Executive’s employment in the same position as held in the 120-day period prior to the change in control. If the Subject Executive is terminated for “cause” or resigns “without good reason,” as defined in the agreement, the Subject Executive will receive payment of the Subject Executive’s base salary and unused vacation through the date of termination; and any previously accrued and deferred compensation (the “Accrued Obligations”).

If the Subject Executive resigns for “good reason” or is terminated “without cause,” or resigns for any reason during a 30-day period specified in the contract, the Subject Executive will receive:

•	the Accrued Obligations;

•	a bonus equal to the highest bonus earned by the Subject Executive for the previous three full fiscal years (“Highest Bonus”) multiplied by a fraction (the numerator of which is the number of days between January 1 and the Subject Executive’s date of termination and the denominator of which is 365);

•	an amount equal to what the Subject Executive’s annual base salary plus Highest Bonus would have been over the Change in Control Period; and

•	health and other welfare benefits for the duration of the Change in Control Period.

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In addition, all unvested stock options to acquire stock of the Company and all awards of restricted stock of the Company held by Subject Executive as of the date of termination shall be immediately and fully vested as of the date of termination and, in the case of stock options, shall be fully exercisable as of the date of termination.

For a further discussion of the benefits and payments provided for under these agreements see “2014 Other Potential Post-Employment Payments.”

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2014

The following table sets forth certain information concerning outstanding equity awards as of December 31, 2014 granted to the named executive officers. This table includes the number of shares of Common Stock covered by both exercisable options, non-exercisable options or stock appreciation rights (“SARs”), and unexercised unearned options or SARs awarded under an equity incentive plan that were outstanding as of December 31, 2014. Also reported are restricted stock units and restricted stock awards, and their market value, that had not vested as of December 31, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexer- cisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2) ($)

D. Hudson, III	5,520	(3)	—		$133.60	05/16/2016
	14,627	(4)	—		$111.10	04/02/2017
	3,880		15,520	(5)	$11.00	06/28/2023
	—		50,000	(6)	$10.54	04/29/2024
							19,868	(7)	$273,185
										58,394	(8)	$802,918

W. Hahl	1,470	(3)	—		$133.60	05/16/2016
	3,909	(4)	—		$111.10	04/02/2017
	1,000		4,000	(5)	$11.00	06/28/2023
							12,318	(7)	$169,373
										30,170	(8)	$414,838

C. Cross, Jr.	480		1,920	(5)	$11.00	06/28/2023
	—		25,000	(6)	$10.54	04/29/2024
							1,952	(9)	$26,840
										11,679	(8)	$160,586
										12,705	(10)	$174,694

D. Houdeshell	840		3,360	(5)	$11.00	06/28/2023
	—		25,000	(6)	$10.54	04/29/2024
							5,564	(7)	$76,505
										24,332	(8)	$334,565

C. Shaffer	4,961	(4)	—		$111.10	04/02/2017
	480		1,920	(5)	$11.00	06/28/2023
	—		25,000	(6)	$10.54	04/29/2024
							2,120	(7)	$29,150
										10,803	(8)	$148,541
										11,491	(10)	$158,001

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(1)	The named executive officer has full voting and dividend rights with respect to the restricted stock during the vesting period.

(2)	For the purposes of this table, the market value is determined using the closing price of the Company’s Common Stock on December 31, 2014 ($13.75).

(3)	Represents fully-vested stock-settled stock appreciation rights granted to the named executive officer on May 16, 2006.

(4)	Represents fully-vested stock-settled stock appreciation rights granted to the named executive officer on April 2, 2007.

(5)	Represents option to purchase Common Stock, of which one-quarter of the shares covered by this award will vest on June 28, 2015, and the remaining shares will, as long as named executive officer remains employed by the Company, vest in increments of 25 percent on each of the following three anniversary dates thereafter.

(6)	Represents option to purchase Common Stock, of which one-third of the shares covered by this award will vest on April 29, 2015, and the remaining shares will, as long as named executive officer remains employed by the Company, vest in one-third increments on each of the following two anniversary dates thereafter.

(7)	Represents time-vested restricted stock award of Common Stock granted to the named executive on August 23, 2011. As long as named executive officer remains employed by the Company, the shares will vest in their entirety on August 23, 2016.

(8)	Represents performance-vesting restricted stock units granted on June 28, 2013, representing the named executive officer’s right to earn, on a one-for-one basis, shares of Common Stock. The awards are more fully described above under “Elements of the 2014 Compensation Program for Executive Officers—Portfolio Stock Awards (Performance-Vesting RSUs)”.

(9)	Represents time-vested restricted stock award of Common Stock granted to the named executive on April 1, 2013. One-quarter of the shares covered by this award vested on April 1, 2015, and the remaining shares will, as long as Mr. Cross remains employed by the Company, vest in increments of 25 percent on each of the following three anniversary dates thereafter.

(10)	Represents performance-vesting restricted stock units granted on August 1, 2014, representing the named executive officer’s right to earn, on a one-for-one basis, shares of Common Stock. The awards are more fully described above under “Elements of the 2014 Compensation Program for Executive Officers—Portfolio Stock Awards (Performance-Vesting RSUs)”.

2014 OPTION EXERCISES AND STOCK VESTED

The following table reports the exercise of stock options, and vesting of stock awards or similar instruments during 2014, granted to the named executive officers and the value of the gains realized on vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Dennis S. Hudson, III	20	$264
William R. Hahl	20	$264
Charles K. Cross, Jr.	20	$264
David Houdeshell	20	$264
Charles M. Shaffer	20	$264

(1)	Fully-vested grant to named executive officers (and all employees) under the 2013 Incentive Plan on December 9, 2014. The value realized was determined using the closing price of the stock on the grant date.

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2014 NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Deferred Compensation Table

The following table discloses, for each of the named executive officers, contributions, earnings and balances during 2014 under the Executive Deferred Compensation Plan, described below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

D. S. Hudson, III	$5,000	—	$55,008	—	$701,121	(3)
W. R. Hahl	$46,500	$3,100	$36,102	—	$508,283	(4)
C. Cross, Jr. (5)	—	—	—	—	—
D. Houdeshell (5)	—	—	—	—	—
C. Shaffer (5)	—	—	—	—	—

(1)	Total amount included in the All Other Compensation column of the Summary Compensation Table. This amount was contributable in 2014, but was credited to the account of the named executive officer in 2015.

(2)	None of the earnings or dividends paid under the Executive Deferred Compensation Plan are above-market or preferential.

(3)	Includes $230,238 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Table for previous years.

(4)	Includes $40,299 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Table for previous years.

(5)	Messrs. Cross, Houdeshell and Shaffer were not participants in the Executive Deferred Compensation Plan in 2014.

Executive Deferred Compensation Plan

The Bank’s Executive Deferred Compensation Plan is designed to permit a select group of management and highly compensated employees, including two of the current named executive officers (Messrs. Hudson and Hahl), to elect to defer a portion of their compensation until their separation from service with the Company, and to receive matching and other Company contributions that are precluded under the Company’s Retirement Savings Plan as a result of limitations imposed under ERISA.

The Executive Deferred Compensation Plan was amended and restated in 2007 to reflect changes arising from requirements under Code Section 409A and the underlying final regulations. As a result, each participant account is separated into sub-accounts to reflect:

•	contributions and investment gains or losses that were earned and vested on or before December 31, 2004, and any subsequent investment gains or losses thereon (the “Grandfathered Benefits”); and

•	contributions and earnings that were earned and vested after December 31, 2004 (the “Non-Grandfathered Benefits”).

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A participant’s elective deferrals to the Executive Deferred Compensation Plan are immediately vested. The Company contributions to the Executive Deferred Compensation Plan vest at the rate of 25 percent for each year of service the participant has accrued under the Retirement Savings Plan, with full vesting after four years of service. If a participant would become immediately vested in his or her Company contributions under the Retirement Savings Plan for any reason (such as death, disability, or retirement on or after age 55), then he or she would also become immediately vested in his or her account balance held in the Executive Deferred Compensation Plan.

Each participant directs how his or her account in the Executive Deferred Compensation Plan is invested among the available investment vehicle options. The plan’s investment options are reviewed and selected annually by a committee appointed by the Board of Directors of the Company to administer the plan. The plan committee may appoint other persons or entities to assist it in its functions. No earnings or dividends paid under the Executive Deferred Compensation Plan are above-market or preferential.

All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his or her plan account that is greater than that of an unsecured creditor.

Upon a participant’s separation from service with the Company, he or she will receive the balance of his or her account in cash in one of the following three forms specified by the participant at the time of initial deferral election, or a subsequent permitted amendment:

•	a lump sum;

•	monthly installments over a period not to exceed five years; or

•	a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five (5) years.

A participant may change his or her existing distribution election relating to Non-Grandfathered Benefits only in very limited circumstances. Upon death of the participant, any balance in his or her account will be paid in a lump sum to his or her designated beneficiary or to his or her estate.

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2014 other potential post-employment payments

The following table quantifies, for each of the named executive officers, the potential post-employment payments under the provisions and agreements described above under “Employment and Change in Control Agreements,” assuming that the triggering event occurred on December 31, 2014. The closing market price of the Company’s common stock on that date was $13.75 per share. None of the named executive officers would be eligible for any of these payments if they were terminated for cause.

Name	Term (in years) (#)		Cash Severance ($)	Value of Other Annual Benefits ($)	Total Value of Outstanding Stock Awards that Immediately Vest ($)		In-the-Money Value of Outstanding Stock Option Awards or SARs that Immediately Vest ($)		Total Value of Benefit ($)

Dennis S. Hudson, III
Upon Termination without Cause (1)	2	(2)	$1,000,000	$34,557	—		—		$1,034,557
Upon Death or Disability (1)	2	(2)	1,000,000	34,557	$1,076,102	(3)	$203,180	(3)	2,313,839
Upon Termination Following a Change-in-Control (1)	3		1,500,000	51,836	802,918	(3)	203,180	(3)	2,557,934
Upon Change-in-Control without Termination	—		—	—	802,918	(3)	203,180	(3)	1,006,098

William R. Hahl
Upon Death, Disability	—		—	—	$584,210	(3)	$11,000	(3)	$595,210
Upon Termination Following a Change-in-Control (4)	2		$620,000	$83,481	584,210		11,000		1,298,691
Upon Change-in-Control without Termination	—		—	—	584,210		11,000		595,210

Charles K. Cross, Jr.
Upon Death or Disability	—		—	—	$315,645	(3)	$85,530	(3)	$401,175
Upon Termination Following a Change-in-Control (4)	1		$292,500	$33,178	315,645		85,530		726,853
Upon Change-in-Control without Termination	—		—	—	315,645		85,530		401,175

David D. Houdeshell
Upon Death or Disability	—		—	—	$411,070	(3)	$89,490	(3)	$500,560
Upon Termination Following a Change-in-Control (4)	1		$250,000	$27,226	411,070		89,490		777,786
Upon Change-in-Control without Termination	—		—	—	411,070		89,490		500,560

Charles M. Shaffer
Upon Death or Disability	—				$293,659	(3)	$85,530	(3)	$379,189
Upon Termination Following a Change-in-Control (4)	1		$249,260	$30,832	293,659		85,530		659,281
Upon Change-in-Control without Termination	—		—	—	293,659		85,530		379,189

(1)	As provided for in Mr. Hudson’s employment agreement, the Bank would continue to pay to Mr. Hudson or his estate or beneficiaries his annual base salary, including any other cash compensation to which he would be entitled at termination date, for the period indicated under Term. In addition, the Bank would continue to pay the insurance premium for Mr. Hudson, his spouse and eligible dependents for continued participation in any group medical, dental, vision and/or prescription drug plan benefits (including any excess COBRA cost of coverage) for the term indicated or until his earlier death. In the case of disability, the annual base salary shall be reduced by any amounts received by Mr. Hudson under the Bank’s long term disability plan or from any other collateral source payable to disability, including social security benefits.

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(2)	The initial term of agreement is three years with automatic renewal on each anniversary, but benefits under the agreement are paid for the Term as indicated in the table.

(3)	As provided for in the equity plan document.

(4)	As provided for in the respective change in control agreement, the Company shall pay the executive officer in a lump sum in cash within thirty (30) days after the date of termination the aggregate of the: (i) base salary through the termination date to the extent not paid (assumed already paid in table above), (ii) annual bonus (prorated in the event that the executive was not employed by the Company for the whole of such fiscal year), and (iii) annual base salary and annual bonus, multiplied by the Term as indicated in the table. Annual base salary is equal to 12 times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the executive officer by the Company in the 12-month period immediately preceding the month in which the triggering event occurs. Annual bonus is equal to the executive officer’s highest annual bonus for the last three full fiscal years prior to the triggering event. All unvested stock options and restricted stock of the Company held by the executive officer shall immediately and fully vest on termination. In addition, for the Term indicated, the Company will pay or provide to the executive officer or eligible dependents “Other Annual Benefits.” “Other Annual Benefits” include Company-paid profit-sharing contributions, medical, prescription, dental, employee life, group life, accidental death and travel accident insurance plans and programs paid by the Company prior to the change in control. If the executive officer’s employment is terminated by reason of death, disability, retirement or for cause within the term indicated following a change in control, no further payment is owed to the executive except for accrued obligations, such as earned but unpaid salary and bonus.

2014 DIRECTOR COMPENSATION

All non-employee directors of the Company or the Bank are paid an annual retainer of $75,000 for their service as directors of the Company and its subsidiaries. For Company directors, half of this annual retainer is paid in cash, and the remaining half is paid in the form of an annual stock grant under the 2013 Incentive Plan. Directors of the Bank board may elect to receive a lesser portion of their annual retainer in the form of stock. The Chair of the Audit Committee receives an additional annual retainer of $15,000, and each of the Chairs of the Company’s and Bank’s other standing committees receives an additional annual retainer of $10,000 for each committee chaired. All cash retainers are paid in quarterly installments. Directors may elect to receive all or a portion of their cash compensation in the form of stock. If stock is elected in lieu of cash, it is issued in an equity grant under the 2013 Incentive Plan or other shareholder-approved plan.

The equity portion of the compensation earned by directors in 2013 was paid on March 18, 2014 in the form of a fully vested stock grant. Since these awards were made in 2014, they were not shown in the 2013 Director Compensation Table contained in the Company’s 2014 proxy statement, but are instead reflected in the 2014 Director Compensation Table below.

Non-employee directors are also reimbursed for their travel, lodging and related expenses incurred in connection with attending board, committee and shareholders meetings and other designated Company events. Executive officers who are also directors do not receive any compensation for services provided as a director.

Lead Director Agreement

Effective March 1, 2014, the Company entered into a three-year agreement with Lead Director Goldman which automatically renews for successive three-year terms on the first day of each month following the effective date. Under the agreement, Lead Director Goldman receives an additional annual retainer of $275,000 for his service as Lead Director, paid in a combination of cash, restricted stock, and other stock-based awards as mutually agreed by the Company and the Lead Director. Upon signing of the agreement, he also received a stock option to purchase 200,000 shares of Seacoast Common Stock at an exercise price equal to the fair market value of the stock on the grant date ($10.78). The stock option vests on a pro rata monthly basis from March 1, 2014 to February 28, 2017. The stock option may become vested and exercisable as to one-half of the then-unvested shares in the event of Lead Director Goldman’s death or disability. The option will become fully vested and exercisable upon the earliest of (i) the occurrence of a change in control (as defined in the agreement), or (ii) the termination of Lead Director Goldman’s continuous service, or status as Lead Director, by the Company for any reason (including any situation in which he is not re-elected to the Company’s Board or as Lead Director). In addition, under the agreement, Lead Director Goldman receives a $20,000 annual housing allowance, is provided with office space in a Company-owned facility, and is reimbursed for all travel expenses, reasonable staff or customer entertainment expenses, and extraordinary use of his office staff.

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The table below sets forth the total compensation paid to Board members who are not employees of the Company or the Bank for fiscal year 2014.

2014 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)

Dennis J. Arczynski	$47,500		$56,261	(3)	—		—		$103,761
Stephen E. Bohner	$47,500		$56,261	(3)	—		—		$103,761
T. Michael Crook	$37,500		$56,261	(3)	—		—		$93,761
H. Gilbert Culbreth, Jr.	$47,500		$56,261	(3)	—		—		$103,761
Julie H. Daum	$37,500	(4)	$50,011	(3)	—		—		$87,511
Christopher E. Fogal	$62,500		$56,261	(3)	—		—		$118,761
Maryann Goebel (5)	$34,375		$34,381		—		—		$68,756
Roger O. Goldman	$312,500	(6)	$56,261	(3)	$459,829	(7)	$20,140	(8)	$848,730
Robert B. Goldstein	$47,500	(4)(9)	$56,261	(3)	—		—		$103,761
Dale M. Hudson	$37,500		$56,261	(3)	—		—		$93,761
Dennis S. Hudson, Jr.	$37,500		$56,261	(3)	—		—		$93,761
Thomas E. Rossin	$47,500		$56,261	(3)	—		—		$103,761
Edwin E. Walpole, III	$37,500		$56,261	(3)	—		—		$93,761

(1)	A breakdown of the fees earned or paid in cash to each director is provided below in the table “Director Fees Earned or Paid in Cash in 2014”.

(2)	A breakdown of the stock awards made to each director in 2014 is provided below in the table “Stock Awards & Options Granted to Directors in 2014”. No stock awards held by directors were outstanding as of December 31, 2014, except the stock option held by Mr. Goldman included in the table above and described under “Lead Director Agreement” above.

(3)	Includes the value of director’s equity compensation earned in 2013, but paid on March 18, 2014.

(4)	Certain directors elected to receive a portion of their cash compensation in the form of stock awards issued in an equity grant under the 2013 Incentive Plan as set forth below. The value listed below represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this table are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014.

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		Shares Received	Value
Name	Grant Date	(#)	($)
Julie H. Daum	10/1/2014	854	$9,368
Robert B. Goldstein	10/1/2014	216	$2,370

(5)	Ms. Goebel was elected to the Board in February 2014 and received a pro rata portion of the annual retainer for service as a director in 2014.

(6)	Of the cash fees earned by the following directors in 2014, a portion was deferred into the Company’s Directors’ Deferred Compensation Plan described below: Bohner ($19,000), Crook ($37,500), Fogal ($7,812), Goldman ($37,500), and Walpole ($18,750).

(7)	Under the Lead Director Agreement described above, on March 1, 2014, Mr. Goldman received a stock option to purchase 200,000 shares of Seacoast Common Stock at an exercise price equal to the fair market value of the stock on the grant date ($10.78).

(8)	$20,000 housing allowance and $140 for car service.

(9)	80% of the compensation earned by Mr. Goldstein as a director is paid to CapGen Capital Advisors LLC.

DIRECTOR FEES EARNED OR PAID IN CASH IN 2014

Name	Retainer for Service as Director ($)	Retainer for Service as Lead Director ($)	Chair Fees ($)	Total Fees Earned or Paid in Cash ($)
Dennis J. Arczynski	$37,500	—	$10,000	$47,500
Stephen E. Bohner	$37,500	—	$10,000	$47,500
T. Michael Crook	$37,500	—		$37,500
H. Gilbert Culbreth, Jr.	$37,500	—	$10,000	$47,500
Julie H. Daum	$37,500	—		$37,500
Christopher E. Fogal	$37,500	—	$25,000	$62,500
Maryann Goebel	$34,375	—		$34,375
Roger O. Goldman	$37,500	$275,000		$312,500
Robert B. Goldstein	$37,500	—	$10,000	$47,500
Dale M. Hudson	$37,500	—		$37,500
Dennis S. Hudson, Jr.	$37,500	—		$37,500
Thomas E. Rossin	$37,500	—	$10,000	$47,500
Edwin E. Walpole, III	$37,500	—		$37,500

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stock awards & Options GRANTed to directors in 2014

The following table sets forth certain information concerning stock awards and options granted to directors during 2014.

Name	Grant Date	Stock Awards (#)		Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1) ($)
Dennis J. Arczynski	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Stephen E. Bohner	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
T. Michael Crook	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
H. Gilbert Culbreth, Jr.	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Julie H. Daum	3/18/2014	1,115	(2)				$12,510
	7/22/2014	3,558	(3)				37,501
Christopher E. Fogal	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Maryann Goebel	7/22/2014	3,262	(3)				$34,381
Roger O. Goldman	3/1/2014			200,000	(4)	$10.78	$459,829
	3/18/2014	1,672	(2)				18,760
	7/22/2014	3,558	(3)				37,501
Robert B. Goldstein	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558					37,501
Dale M. Hudson	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Dennis S. Hudson, Jr.	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Thomas E. Rossin	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(3)				37,501
Edwin E. Walpole, III	3/18/2014	1,672	(2)				$18,760
	7/22/2014	3,558	(5)				37,501

55

(1)	Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014.

(2)	Equity portion of director compensation for 2013 which was paid on March 18, 2014.

(3)	All of the shares were deferred into the Company’s Directors’ Deferred Compensation Plan described below.

(4)	As provided for in the Lead Director Agreement with Mr. Goldman described above.

(5)	Half of the shares were deferred into the Company’s Directors’ Deferred Compensation Plan described below.

Directors’ Deferred Compensation Plan

The Company has a Directors’ Deferred Compensation Plan to allow each non-employee director of the Company and the Bank to defer receipt of his director compensation, both cash and equity, until his separation from service with the Company. Each participant account is separated into sub-accounts for cash deferrals (“Cash Deferral Account”) and equity deferrals (“Equity Deferral Account”). Each participant directs how his Cash Deferral Account in the Directors’ Deferred Compensation Plan is invested among the available investment vehicle options, including a Company stock fund (“Stock Account”). The plan’s investment options are reviewed and selected annually by a Committee appointed by the Board of Directors of the Company to administer the plan. No earnings or dividends paid under the Directors’ Deferred Compensation Plan are above-market or preferential.

All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.

Upon a participant’s separation from service, the participant will receive the balance of his Stock Account and/or Equity Deferral Account in shares of Company Common Stock and the balance of his other plan accounts in cash in one of the following three forms specified by the participant at the time of initial deferral election:

•	a lump sum;

•	monthly installments over a period not to exceed five years; or

•	a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five years.

Upon death of a participant, any balance in his account shall be paid in a lump sum to his designated beneficiary or to his estate.

56

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Compensation and Governance Committee assists the Board of Directors with administering its responsibilities relating to the compensation of the Company’s executive officers, including the chief executive officer. In addition, this Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation and Governance Committee operates under a written charter that was last revised effective on November 19, 2013. The Committee Charter is available on the Company’s website at www.seacoastbanking.com.

In 2014, the Compensation and Governance Committee was composed of five directors, each of whom was determined to be independent pursuant to a review by the Committee. The Committee also serves as the compensation and governance committee of the Bank.

The Compensation and Governance Committee believes that it has taken the actions necessary and appropriate to fulfill its responsibilities under its charter. To carry out its responsibilities, the Committee held eight meetings in 2014.

In fulfilling its oversight responsibilities, the Compensation and Governance Committee reviewed with management the Compensation Discussion and Analysis required as part of this Proxy Statement, including a discussion of the quality and the clarity of disclosures contained therein. Based on this review and discussion, the Compensation and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s annual report on Form 10-K. The Board has approved and ratified such recommendation.

This report shall not be deemed to be “soliciting material” or to be “filed” with the Securities Exchange Commission, nor shall this report be incorporated by reference by any general statement incorporating by reference this 2014 Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Compensation and Governance Committee:

H. Gilbert Culbreth, Jr., Co-Chair
Robert B. Goldstein, Co-Chair
Stephen E. Bohner
Julie H. Daum
Edwin E. Walpole, III

57

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Related Party Transactions

The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore has adopted a Related Party Transaction Policy to guide the Company in connection with all related party transactions. The policy is available on the Company’s website at www.seacoastbanking.com. The Company defines a related party as:

•	any employee, officer, director or director nominee of the Company and/or its subsidiaries;

•	a shareholder (or group of affiliated shareholders) beneficially owning in excess of 5% of the Company (or its controlled affiliates);

•	a shareholder (or group of affiliated shareholders) with the right to designate a director or board observer to the Board of Directors of the Company and/or any of its subsidiaries;

•	an immediate family member of any of the foregoing; and

•	an entity which is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of such entity.

The policy requires the Audit Committee or a majority of disinterested members of the Board to approve or ratify a transaction between the Company and any related party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than:

•	transactions available on similar terms to all employees or customers generally;

•	transactions involving less than $25,000 when aggregated with all similar transactions; and

•	loans made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable loans with parties not related to the lender, and not involving more than the normal risk of repayment or presenting other unfavorable features, and in compliance with applicable law, including the Sarbanes Oxley Act of 2002 and Regulation O of the Board of Governors of the Federal Reserve System.

The Audit Committee is currently comprised of four directors, Christopher E. Fogal (Chair), Dennis J. Arczynski, T. Michael Crook and Maryann Goebel. The Audit Committee was comprised of Mr. Fogal (Chairman), Mr. Crook and Ms. Goebel in 2014. None of the current Audit Committee members is or has been an officer or employee of Seacoast or its subsidiaries and each is independent.

Director T. Michael Crook’s brother-in-law is a controlling shareholder of Mayfair Plaza, which leases to the Bank 21,245 square feet of space adjacent to the Seacoast National Center in Stuart, Florida, pursuant to a lease agreement which expires in May 2016. The Bank paid rent of approximately $279,045 on this property in 2014, of which Mr. Crook’s brother-in-law’s individual interest was $47,438. Seacoast believes the terms of this lease are commercially reasonable and comparable to rental terms negotiated at arm’s length between unrelated parties for similar property in Stuart.

Director Julie H. Daum is a senior director of Spencer Stuart, which furnished executive recruiting services to the Bank in 2014 in exchange for payments totaling $137,486. The disinterested members of the Audit Committee approved the acquisition of these services. Seacoast believes the services were commercially reasonable and comparable to similar transactions negotiated at arm’s length between unrelated parties.

Several of Seacoast’s directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast’s management and in accordance with the Bank’s written loan policy, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future.

58

As a federally insured bank, the Bank is subject to Regulation O, which governs loans to “insiders”, defined as any executive officer, director or principal shareholder of the Company or the Bank, and their related interests. Regulation O limits loans to insiders and requires that the terms and conditions of credits granted to insiders are substantially the same as those extended to other customers of the Bank. The Bank’s written loan policy requires compliance with the provisions of Regulation O.

The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 2014, was approximately $4,513,800, which represented approximately 1.4 percent of Seacoast’s consolidated shareholders’ equity on that date.

Certain Family Relationships

Certain members of the Company’s Board of Directors and management are related. Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Dennis S. Hudson, III, the Company’s Chairman and Chief Executive Officer, is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson. As an executive officer, Dennis S. Hudson, III’s compensation is approved by the Compensation and Governance Committee, which is comprised solely of independent directors.

COMPENSATION AND gOVERNANCE COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

During 2014, Mr. Culbreth (Co-Chair), Mr. Goldstein (Co-Chair), Mr. Bohner, Ms. Daum and Mr. Walpole served as members of the Compensation and Governance Committee. None of the Compensation and Governance Committee members is or has been an officer or employee of Seacoast or its subsidiaries, and each is independent for executive compensation purposes. During 2014, none of the members of the Compensation and Governance Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. None of our executive officers served as a member of the Board of Directors or compensation committee, or similar committee, of any other company whose executive officer(s) served as a member of our Board of Directors or our Compensation and Governance Committee.

59

Security Ownership of Management
and Certain Beneficial Holders

The tables below provides information regarding the beneficial ownership of our Common Stock as of March 26, 2015 (the Record Date) by:

•	each of the Company’s directors;

•	each of the executive officers named in the Summary Compensation Table;

•	all directors and executive officers as a group; and

•	each beneficial owner of more than 5%.

As of March 26, 2015, 33,135,526 shares of Common Stock were outstanding. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated, and subject to community property laws where applicable, the Company believes that each of the shareholders named in the tables below has sole voting and investment power with respect to the shares indicated as beneficially owned. Some of the information in the tables is based on information included in filings made by the beneficial owners with the SEC.

Principal Shareholders (5% Owners Exclusive of Directors and Officers)

The following table sets forth information regarding the number and percentage of shares of Common Stock held by all persons and entities known by the Company to beneficially own 5% or more of the Company’s outstanding Common Stock. The information regarding beneficial ownership of Common Stock by the entity identified below is included in reliance on a report filed by the entity with the SEC, except that the percentage is based upon the Company’s calculations made in reliance upon the number of shares reported to be beneficially owned by the entity in such report and the number of shares of common stock outstanding on March 26, 2015.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage

CapGen Capital Group III LP 120 West 45th Street, Suite 1010 New York, NY 10306	7,961,229(1)	24.0%
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	3,257,960(2)	9.8%

(1)	According to a Schedule 13D/A filed jointly by CapGen LP, CapGen Capital Group III, LLC (“CapGen LLC”), Eugene A. Ludwig, Robert Goldstein, John W. Rose and John P. Sullivan on October 14, 2014 with the SEC with respect to Seacoast Common Stock beneficially owned by each as of October 1, 2014. CapGen LLC is the sole general partner of CapGen LP, and both entities have the sole voting and dispositive power with respect to all 7,961,229 shares of Common Stock. Eugene Ludwig is the managing member of CapGen LLC and in such capacity has shared voting and dispositive power over all 7,961,229 shares of Common Stock. Messrs. Goldstein, Rose and Sullivan, along with Mr. Ludwig, are the principal members of CapGen LLC and in such capacity have shared voting and dispositive power over all 7,961,229 shares of Common Stock. According to the Schedule 13D/A, Messrs. Goldstein, Rose and Sullivan are also beneficial owners of 64,457 shares, 49,373 shares, and 9,950 shares of Seacoast Common Stock, respectively, and have sole voting and dispositive power over these shares of Common Stock.

(2)	According to a Schedule 13G/A filed by Wellington Management Group LLP (“Wellington”), formerly known as Wellington Management Company, LLP, on February 12, 2015, Wellington has shared voting power with respect to 2,938,165 shares of Seacoast Common Stock and dispositive power with respect to 3,257,960 shares of Seacoast Common Stock. The Schedule 13G/A provides that Wellington is an investment adviser and that the shares of Common Stock listed on the Schedule 13G are owned of record by clients of Wellington. In addition, Wellington reported that these clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of Common Stock, and that none of these clients is known to have these rights or powers with respect to more than 5% of Seacoast Common Stock.

60

Ownership of Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage

Dennis J. Arczynski	25,256(1)	*
Stephen E. Bohner	43,187(2)	*
Jacqueline L. Bradley	1,793(3)	*
T. Michael Crook	63,768(4)	*
H. Gilbert Culbreth, Jr.	57,230(5)	*
Julie H. Daum	8,827(6)	*
Christopher E. Fogal	20,774(7)	*
Maryann Goebel	3,412(8)	*
Roger O. Goldman	135,276(9)	*
Robert B. Goldstein	8,025,858(10)	24.2%
Dale M. Hudson	375,488(11)	1.1%
Dennis S. Hudson, Jr.	318,815(12)	1.0%
Dennis S. Hudson, III	330,476(13)	1.0%
Thomas E. Rossin	13,497(14)	*
Edwin E. Walpole, III	95,155(15)	*
Charles K. Cross, Jr.	10,833(16)	*
Maria G. Frias	12,543(17)	*
William R. Hahl	18,386(18)	*
David D. Houdeshell	10,693(19)	*
Charles M. Shaffer	10,025(20)	*
All directors and executive officers as a group (20 persons)	9,331,680	28.2%

* Less than 1%

(1)	Includes 1,672 shares held in a limited liability company, as to which shares Mr. Arczynski has sole voting and investment power. Also includes 9,110 shares held jointly with his wife, as to which shares Mr. Arczynski may be deemed to share both voting and investment power. Also includes 11,474 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Arczynski has no voting or dispositive power.

(2)	Includes 10,962 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Bohner has no voting or dispositive power.

(3)	Includes 793 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Bradley has no voting or dispositive power.

(4)	Includes 17,800 shares held jointly with Mr. Crook’s wife and 2,800 shares held by Mr. Crook’s wife, as to which shares Mr. Crook may be deemed to share both voting and investment power. Also includes 33,795 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Crook has no voting or dispositive power.

(5)	Includes 26,000 shares held in a family limited liability company and 8,200 shares held in a family sub-S corporation, as to which shares Mr. Culbreth has sole voting and investment power. Also includes 1,000 shares held jointly with Mr. Culbreth’s children and 10,200 shares held jointly with his wife, as to which shares Mr. Culbreth may be deemed to share both voting and investment power. Also includes 3,558 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Culbreth has no voting or dispositive power.

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(6)	Includes 4,308 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Daum has no voting or dispositive power.

(7)	Includes 4,490 shares held jointly with Mr. Fogal’s wife and 738 shares held by Mr. Fogal’s wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power. Also includes 4,185 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Fogal has no voting or dispositive power.

(8)	Includes 3,262 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Goebel has no voting or dispositive power.

(9)	Includes 15,860 shares held in IRAs, as to which shares Mr. Goldman shares both voting and investment power with his wife. Also includes 1,200 shares held in a special needs trust of which Mr. Goldman’s wife is trustee, as to which shares Mr. Goldman may be deemed to share voting and investment power and as to which Mr. Goldman disclaims beneficial ownership. Also includes 31,210 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Goldman has no voting or dispositive power. Also includes 83,333 shares that Mr. Goldman has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(10)	Includes 51,145 shares held jointly with Mr. Goldstein’s wife, as to which shares Mr. Goldstein may be deemed to share both voting and investment power. Also includes 12,437 shares held in a retirement account for Mr. Goldstein’s relative, as to which shares Mr. Goldstein has sole voting and investment power. Also includes 7,961,229 shares held by CapGen LP, which is wholly owned by CapGen LLC. Mr. Goldstein is a principal and a member of the investment committee of CapGen LLC. Mr. Goldstein may be deemed to share both voting and investment power with respect to these shares, but disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(11)	Includes 291,225 shares held by Monroe Partners, Ltd., a family limited partnership (“Monroe Partners”), of which Mr. Hudson and his wife, Mary T. Hudson, are general partners. Mr. Hudson may be deemed to share both voting and investment power with respect to such shares with the other general partner, but disclaims beneficial ownership, except to the extent of his 50 percent interest in Monroe Partners. Also includes 73,376 shares held jointly with Mr. Hudson’s wife, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 7,191 shares held by Mr. Hudson’s wife, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership. Also includes 138 shares held in the Company’s Retirement Savings Plan. Also includes 3,558 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Hudson has no voting or dispositive power.

(12)	Includes 224,356 shares held by Sherwood Partners, Ltd., a family limited partnership (“Sherwood Partners”), of which Mr. Hudson and his son, Dennis S. Hudson, III, are general partners, and Mr. Hudson and his children are limited partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares, but disclaims beneficial ownership, except to the extent of his 1.0% interest in Sherwood Partners. Also includes 3,558 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Hudson has no voting or dispositive power.

(13)	Includes 224,356 shares held by Sherwood Partners, of which Mr. Hudson and his father, Dennis S. Hudson, Jr., are general partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, but disclaims beneficial ownership, except to the extent of his 35.0 percent interest in Sherwood Partners and his beneficial interest in trusts having a 53.2 percent interest in Sherwood Partners. Also includes 49,386 shares held jointly with Mr. Hudson’s wife which were pledged as security for a margin loan, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 31,750 shares held in the Company’s Retirement Savings Plan, and 20,547 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date. Also includes 280 shares held by Mr. Hudson’s wife as custodian for her son, as to which shares Mr. Hudson may be deemed to share both voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.

62

(14)	Includes 200 shares held by Mr. Rossin’s wife, as to which shares Mr. Rossin may be deemed to share both voting and investment power and as to which Mr. Rossin disclaims beneficial ownership. Also includes 3,558 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Rossin has no voting or dispositive power.

(15)	Includes 791 shares held jointly with Mr. Walpole’s daughter and 810 shares held by a corporation in which Mr. Walpole is a principal, as to which shares Mr. Walpole may be deemed to share both voting and investment power. Also includes 3,784 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Walpole has no voting or dispositive power.

(16)	Includes 8,813 shares that Mr. Cross has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(17)	Includes 1,135 shares held in the Company’s Retirement Savings Plan and 2,575 shares held in the Company’s Employee Stock Purchase Plan. Also includes 8,813 shares that Ms. Frias has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(18)	Includes 10,839 shares held jointly with Mr. Hahl’s wife and 78 shares held by Mr. Hahl as custodian for his granddaughters, as to which shares Mr. Hahl may be deemed to share both voting and investment power. Also includes 5,799 shares held in the Company’s Retirement Savings Plan and 1,000 shares that Mr. Hahl has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(19)	Includes 9,173 shares that Mr. Houdeshell has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(20)	Includes 625 shares held in the Company’s Retirement Savings Plan and 550 shares held in the Company’s Employee Stock Purchase Plan. Also includes 8,813 shares that Mr. Shaffer has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s directors and executive officers, and persons who beneficially own more than 10 percent of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and persons beneficially owning more than 10 percent of the Company’s Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company’s review of such reports and written representations from the reporting persons, the Company believes that, during and with respect to fiscal year 2014, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10 percent of its Common Stock were complied with in a timely manner, except for:

•	The Form 4 for Christopher E. Fogal filed on March 3, 2014 which reported the acquisition of 626 shares of Common Stock on January 17, 2014. The Company believes that the Form 4 filed on July 24, 2014 reflects Mr. Fogal’s current holdings.

•	The Form 4 for William R. Hahl filed on May 30, 2014 which reported the disposition of 400 shares of Common Stock on May 27, 2014. The Company believes that the Form 5 filed on February 10, 2015 reflects Mr. Hahl’s current holdings.

•	The Form 4 for Julie H. Daum filed on October 6, 2014 which reported the acquisition of 854 shares of Common Stock on October 1, 2014. The Company believes that the Form 4 filed on February 2, 2015 reflects Ms. Daum’s current holdings.

•	The Form 4 for Robert B. Goldstein filed on October 14, 2014 which reported the acquisition of 3,558 shares of Common Stock on July 22, 2014. The Company believes that the Form 4 filed on March 19, 2015 reflects Mr. Goldstein’s current holdings.

63

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee, acting pursuant to authority delegated to it by the Board of Directors, appointed Crowe Horwath LLP, an independent registered certified public accounting firm and the Company’s independent auditor for the fiscal year ending December 31, 2014, to serve as the Company’s independent auditor for the fiscal year ending December 31, 2015. Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s appointment of Crowe Horwath LLP for ratification by the shareholders in order to ascertain the views of the shareholders regarding such appointment and as a matter of good corporate practice. If the shareholders should not ratify the appointment of Crowe Horwath LLP, the Audit Committee will reconsider the appointment.

Representatives of Crowe Horwath LLP will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of the firm, if they so desire, and will also be available to respond to appropriate questions from shareholders.

All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the ratification of the appointment of Crowe Horwath LLP for the fiscal year ending December 31, 2015.

Ratification of this proposal requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" Proposal 2.

64

Audit Committee Report

The Audit Committee is currently comprised of four directors, Christopher E. Fogal (Chair), Dennis J. Arczynski, T. Michael Crook and Maryann Goebel. In 2014, the Audit Committee was comprised of Messrs. Fogal (Chairman), Crook and Goebel.

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Seacoast Banking Corporation of Florida (the “Company”) in its general oversight of the Company’s accounting, auditing and financial reporting practices. Management is primarily responsible for the Company’s financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Company’s independent registered public accounting firm, Crowe Horwath LLP, for the year ended December 31, 2014 is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion (pursuant to Section 404 of the Sarbanes-Oxley Act of 2002) on the effectiveness of internal control over financial reporting.

The members of the Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the Company’s registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters. To carry out its responsibilities, the Committee held six meetings in 2014.

In the performance of its oversight responsibilities, the Committee has reviewed and discussed with management and Crowe Horwath LLP the audited financial statements of the Company for the year ended December 31, 2014. Management represented to the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and that these statements fairly present the financial condition and results of operations of the Company at the dates and for the periods described. The Committee has relied upon this representation without any independent verification, except for the work of Crowe Horwath LLP. The Committee also discussed these statements with Crowe Horwath LLP, both with and without management present, and has relied upon their reported opinion on these financial statements. The Committee’s review included discussion with Crowe Horwath LLP of the matters required to be discussed under Public Company Accounting Oversight Board standards.

With respect to the Company’s independent registered public accounting firm, the Committee, among other things, discussed with Crowe Horwath LLP matters relating to its independence and received from Crowe Horwath LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence.

On the basis of these reviews and discussions, and subject to the limitations of its role, the Committee recommended that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The Audit Committee:

Christopher E. Fogal, Chairman
T. Michael Crook

Maryann Goebel

March 12, 2015

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP’s report on Seacoast’s consolidated financial statements for the fiscal year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Crowe Horwath LLP’s report on Seacoast’s internal control over financial reporting expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014. Crowe Horwath LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

Change in Independent Registered Public Accounting Firm

On March 5, 2014, the Audit Committee approved the engagement of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Crowe Horwath LLP’s engagement as the Company’s independent registered public accounting firm commenced on March 5, 2014.

Effective March 17, 2014, the Audit Committee dismissed KPMG LLP as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2013 and December 31, 2012, and the subsequent interim period through March 5, 2014, the Company has not consulted with Crowe Horwath LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Regulation S-K 304(a)(1)(iv) and the related instructions to Regulation S-K 304, or a reportable event, as that term is defined in Regulation S-K 304(a)(1)(v). The Company has not consulted Crowe Horwath regarding any accounting matter during the two fiscal years ended December 31, 2013 and 2012.

During the two fiscal years ended December 31, 2013 and 2012, and from January 1, 2014 through March 20, 2014, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, as that term is defined in Regulation S-K 304(a)(1)(v), except that as of December 31, 2013, management concluded that there was a material weakness in the Company’s internal control over financial reporting because the Company did not have a control designed to provide for an effective review of the accounting for previously recorded charge-offs, a non-routine matter, related to a matured troubled debt restructured loan. This control deficiency resulted in a misstatement to the allowance for loan losses in the Company’s third quarter earnings press release issued on October 28, 2013, and allowed for a reasonable possibility that a material misstatement would not have been prevented or detected on a timely basis. The Company filed a Form 8-K on November 12, 2013 updating and correcting the prior earnings press release, and the Company’s Form 10-Q for the third quarter was filed with the corrected items on November 14, 2013. Although the error was corrected prior to the filing of the Company’s third quarter Form 10-Q, management did not complete its evaluation of the control deficiency until the fourth quarter of 2013.

The Company provided KPMG LLP with a copy of the above disclosures and requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of KPMG’s letter dated March 25, 2014 agreeing with the statements was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 25, 2014.

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Independent Registered Public Accounting Firm’s Fees

The following table shows the fees paid or accrued by the Company for the audit and other services for the fiscal years ended December 31, 2014 and 2013, including expenses:

	2014 Crowe Horwath LLP	2013 KPMG LLP
Audit Fees (1)	$472,000	$787,000
Audit-Related Fees (2)	$29,500	$25,000
Tax Fees	$0	$0
All Other Fees(3)	$23,400	$0

(1)	Includes the aggregate fees billed for professional services and expenses rendered for the audit of the Company’s consolidated financial statements, reviews of consolidated financial statements included in the Company’s Forms 10-Q filed during the respective fiscal year, and audit of the Company’s internal control over financial reporting. Also includes the aggregate fees billed in 2013 for professional services performed in connection with the Company’s filing of certain registration statements and the related issuance of comfort letters and consents.

(2)	Includes the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees.” These services primarily relate to audits of the Company’s compliance with certain requirements applicable to the U.S. Department of Housing and Urban Development (HUD) assisted programs, and related attestation reporting thereon.

(3)	Includes the aggregate fees for professional services and expenses rendered for the audit of the Company’s retirement savings plan.

Pre-Approval Policy

Under the Audit Committee’s Charter, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the independent auditors. All services set forth above under the captions “Audit Fees”, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2-.01(c)(7)(i).

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PROPOSAL 3

AMEND THE COMPANY’S 2013 INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES

We are asking our shareholders to approve an amendment to the Seacoast Banking Corporation of Florida 2013 Incentive Plan (the “2013 Plan”). Our 2013 Plan is the only plan under which equity-based compensation may currently be awarded to our executive officers and employees. As of the Record Date, there were 133,128 shares of our common stock remaining available for the grant of equity awards under the 2013 Plan. In order to enable us to continue to offer meaningful equity-based incentives, as well as cash-based incentives, to our employees, officers, directors and consultants, our board of directors believes that it is both necessary and appropriate to increase the number of shares of our common stock available for these purposes. As a result, on February 26, 2015, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, an amendment to add 1,700,000 shares to the 2013 Plan. The share increase is the only change to the 2013 Plan, a summary of which is provided below.

If the amendment to the 2013 Plan is approved by our shareholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the amendment is not approved by our shareholders, then the 2013 Plan will remain in effect as it presently exists.

In addition to requesting shareholder approval of the amendment to the 2013 Plan, we also are requesting that our shareholders re-approve the material terms of the performance goals contained in our 2013 Plan in order to allow certain awards to be potentially eligible for exemption from the $1.0 million deduction limit imposed by Section 162(m) of the tax code. See “Performance Goals” below. For purposes of Section 162(m), the material terms of the performance goals for awards granted under our 2013 Plan include:

•	the employees eligible to receive compensation;

•	the description of the business measures on which the performance goals may be based; and

•	the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement.

Each of these aspects is discussed in this proposal 3, and shareholder approval of this proposal 3 constitutes re-approval of each of these aspects for purposes of the Section 162(m) shareholder approval requirements.

Background for the Current Request to Approve an Increase in the Share Reserve under the 2013 Plan

In setting the number of proposed shares issuable under our amended 2013 Plan, our Compensation and Governance Committee and our Board of Directors considered a number of factors, including the following (each of which are discussed further below):

•	Key data relating to outstanding equity awards and shares available for grant;

•	Significant historical award information; and

•	Future share needs.

Key Data Relating to Outstanding Awards

The following table provides information regarding outstanding equity awards and shares available for future awards under the 2013 Plan as of our Record Date (and without giving effect to approval of the amendment to the 2013 Plan under this proposal).

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2013 Plan
Total shares underlying outstanding stock options	519,250
Weighted-average exercise price of outstanding stock options	$10.94
Weighted-average remaining contractual life of outstanding stock options	8.82 years
Total shares underlying full value awards outstanding	564,725
Total shares currently available for grant	133,128

Information Regarding our Authorized Shares and Stock Price

Our amended and restated articles of incorporation authorize the issuance of 60 million shares of common stock. As of our Record Date, there were 33,135,526 shares of common stock issued and outstanding and the closing price of a share of our common stock as of that date was $14.22.

Significant Historical Award Information

Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as overhang.

We closely monitor our share usage and believe we have been judicious in our use of shares previously authorized by our shareholders under the 2013 Plan. The following table and related footnotes show our key equity metrics since the plan was adopted in 2013.

Key Metrics (At Target)	2014	2013
Burn Rate (1)	2.08%	1.25%
Overhang (2)	4.04%	6.43%
Dilution (3)	2.87%	2.27%

(1)	Burn rate is calculated by dividing the number of shares subject to equity awards granted during the applicable fiscal period, by the total weighted-average number of shares outstanding during the applicable fiscal period.
(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Number of Shares Requested

Several factors were evaluated in determining to request an increase of 1,700,000 shares for the 2013 Plan:

•	The original 2013 Plan included authorization for 1,300,000 shares (after adjusting for our reverse stock split on December 13, 2013). These shares were used at a greater-than-expected rate. This represents the occurrence of extraordinary circumstances which were not anticipated by the Board at the 2013 shareholders meeting. The additional 1,700,000 shares requested under this proposal, together with the remaining shares under the 2013 Plan, represent the shares the Company anticipates needing for the next three (3) years under normal circumstances.

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•	Although we must manage our share reserve under the possibility that awards will be earned at the maximum level, this will only occur if we achieve the maximum performance under each metric in each award, which is not expected to be the case. Our actual share usage will also vary from our estimate based upon changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, changes in our dividend rate and forfeitures of outstanding awards. We believe that the proposed share reserve reflects an appropriate balance between our desire to allow maximum flexibility in a competitive labor market and shareholder interests of limiting dilution.

•	As of the Record Date, the plan share reserve represented less than 0.4% of our common shares outstanding.

•	As of the Record Date, the total overhang resulting from the share request, including our outstanding awards under the 2013 Plan represents approximately 4.04% of our fully-diluted common shares outstanding.

Aside from the increase in shares available under the 2013 Plan, the current proposal does not amend or change any provisions of the 2013 Plan, which were approved by shareholders at the 2013 annual meeting. However, to enable you to evaluate the proposed share increase, the following is a description of the material terms of the 2013 Plan.

Summary of the 2013 Plan

Important Provisions

The 2013 Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:

•	No liberal share counting. The plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or SAR or to satisfy tax withholding requirements.

•	No repricing of stock options or SARs. The plan prohibits the repricing of stock options or SARs without shareholder approval.

•	No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No dividends on unearned awards. The plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

•	Compensation recoupment policy. Awards under the plan will be subject to any compensation recoupment policy that the Company may adopt from time to time.

•	Limit on awards to non-employee directors. The plan imposes a maximum number of shares (1,000,000) that may be granted to any one non-employee director in any 12-month period.

Purpose

The purpose of the 2013 Plan is to promote the success, and enhance the value of the Company success by linking the personal interests of its employees, officers, and directors to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

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Permissible Awards

The 2013 Plan authorizes the grant of awards in any of the following forms:

•	Options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”). The exercise price of an option granted under the 2013 Plan may not be less than the fair market value of the Company’s common stock on the date of grant. Stock options granted under the 2013 Plan have a maximum term of ten years.

•	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of the Company’s common stock on the date of grant. SARs granted under the 2013 Plan have a maximum term of ten years.

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee.

•	Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Committee.

•	Deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, generally without any vesting or performance restrictions.

•	Performance awards, including qualified performance-based awards under Code section 162(m).

•	Other stock-based awards in the discretion of the Committee, including unrestricted stock grants.

•	Cash-based awards.

All awards will be evidenced by a written award certificate between the Company and the participant, which will include such provisions as may be specified by the Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors

Awards granted under the 2013 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the 2013 Plan to non-employee directors. The maximum aggregate number of shares underlying any award granted under the 2013 Plan in any 12-month period to any one non-employee director is 1,000,000 shares.

Shares Available for Awards

In 2013, shareholders approved an aggregate of 1,300,000 shares under the 2013 Plan. The current proposal will add 1,700,000 shares, for a total of 3,000,000 shares available under the 2013 Plan. This amount is reduced by the number of shares that have already been granted under the 2013 Plan, as discussed above. No further awards are being granted under any prior plans, and any prior plans sponsored by the Company shall remain in effect only so long as awards granted thereunder shall remain outstanding.

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Share Counting

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will become available for future grants of awards under the 2013 Plan. Similarly, to the extent that the full number of shares subject to a performance award is not issued by reason of failure to achieve maximum performance goals, the unearned shares originally subject to the award will be added back to the 2013 Plan share reserve and again be available for issuance pursuant to awards granted under the 2013 Plan. However, the following shares may not again be made available for issuance as awards under the 2013 Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR, or (iii) shares repurchased on the open market with the proceeds of the exercise price of an option.

Limitations on Awards

The maximum aggregate number of shares subject to stock-based awards that may be granted under the 2013 Plan in any 12-month period to any one participant is as follows:

Type of Award	Number of Shares
Options	1,000,000
SARs	1,000,000
Restricted Stock or Restricted Stock Units	1,000,000
Other Stock-Based Awards	1,000,000
Awards to Non-Employee Directors	1,000,000

The maximum aggregate dollar amount that may be paid with respect to cash-based awards under the 2013 Plan to any one participant in any fiscal year of the Company is $1,000,000.

Administration

The 2013 Plan will be administered by the Compensation and Governance Committee, or such other committee as may be determined by the Board (the “Committee”). The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2013 Plan; prescribe forms of award certificates, and make any rules, interpretations, and any and all other decisions and determinations that may be required under the 2013 Plan. The Board may at any time administer the 2013 Plan. If it does so, it will have all the powers of the Committee under the 2013 Plan.

In addition, the Board or the Committee may expressly delegate to a special committee some or all of the Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers and are not reasonably anticipated to be become officers subject to the deduction limits of Section 162(m) of the Code.

Deductibility under Section 162(m)

The 2013 Plan is designed to provide that all options, SARs, and other awards granted under the 2013 Plan that are conditioned on performance goals as described below, may be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and may be fully deductible. While the Committee believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, there is no guarantee that the performance-based compensation exemption would be available in any particular circumstance, and the Board and the Committee reserve the right to grant or approve awards or compensation that is non-deductible.

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Performance Goals

The Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award. Performance goals for such awards shall be based on one or more of the following criteria, which performance goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

•	Revenue
•	Sales
•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
•	Net income (before or after taxes, operating income or other income measures)
•	Cash (cash flow, cash generation or other cash measures)
•	Stock price or performance
•	Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
•	Economic value added
•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);
•	Market share
•	Improvements in capital structure
•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
•	Business expansion or consolidation (acquisitions and divestitures)
•	Internal rate of return or increase in net present value
•	Productivity measures
•	Cost reduction measures
•	Strategic plan development and implementation
•	Customer measures (including changes in number of customers or households)

Performance goals with respect to the above-listed business criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

Each qualified performance-based award (other than a market-priced option or SAR) will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Committee based upon one or more of the above-listed qualified business criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. However, the Committee may provide, either in connection with the grant of an award or by amendment, that achievement of such performance goals will be waived, in whole or in part, upon the death or disability of the grantee or the occurrence of a change in control of the Company. Performance periods established by the Committee for any such qualified performance-based award may be as short as three months and may be any longer period.

The Committee may provide in any qualified performance-based award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

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Any payment of a qualified performance-based award will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided above, no qualified performance-based award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the 2013 Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Committee has the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

Limitations on Transfer; Beneficiaries

No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Committee may permit other transfers (other than transfers for value) where the Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events

Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

•	all of that participant’s outstanding options and SARs will become fully vested and remain exercisable for a period of one year or until the earlier expiration of the original term of the option or SAR;

•	all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and

•	the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest as follows:

o	if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level.

o	if the date of termination occurs during the second half of the applicable performance period, the awards will be deemed to have been achieved at the greater of the “target” level or the level of achievement as measured at the end of the quarter immediately preceding the date of termination.

Treatment of Awards upon a Participant’s Retirement. The 2013 Plan does not provide special treatment for a participant’s retirement. Any such treatment may be addressed in an individual award certificate, or left to the Committee’s discretion.

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Treatment of Awards upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document governing an award:

(A)	upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•	all outstanding options and SARs will become fully vested and exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse as of the date of the change in control; and

•	the payout opportunities attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured (if greater) as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period), and

(B)	with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

•	all of that participant’s outstanding options and SARs will become fully vested and exercisable;

•	all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and

•	the payout opportunities attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

Acceleration for Other Reasons. The Committee may, in its sole discretion determine that, upon a Participant’s termination of service or a change in control, all or a portion of such participant’s awards shall become fully or partially exercisable, that some or all restrictions shall lapse, and that any performance criteria shall be deemed fully or partially satisfied. The Committee may discriminate among participants and among awards in exercising this discretion.

Adjustments

In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per share value of the common stock to change (including, without limitation, any stock dividend, stock split, reverse stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2013 Plan will be adjusted proportionately, and the Committee must make such adjustments to the 2013 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

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Termination and Amendment

If the increase in shares is approved by shareholders at the Annual Meeting, the 2013 Plan will terminate on the tenth anniversary of the date of the 2015 Annual Meeting. Otherwise, the 2013 Plan will terminate on the tenth anniversary of the date of the 2013 annual shareholders’ meeting. In either case, the 2013 Plan may be terminated earlier by the Board or the Committee. The Board or the Committee may, at any time and from time to time, terminate or amend the 2013 Plan, but if an amendment to the 2013 Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2013 Plan may adversely affect any award previously granted under the 2013 Plan without the written consent of the participant. Without the prior approval of the Company’s shareholders, the 2013 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the antidilution provisions of the 2013 Plan, (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) the Company may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of common stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2013 Plan and the subsequent sale of common stock acquired under the 2013 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2013 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

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Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Cash-Based Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

Awards under the 2013 Plan are granted at the discretion of the Compensation Committee. Accordingly, future awards under the 2013 Plan are not determinable.

As of the Record Date, 1,166,872 shares of our common stock have been issued under the 2013 Plan (or remain subject to outstanding awards under the 2013 Plan) since its inception in 2013. The table below shows the number of shares issued, or subject to outstanding awards, under the Plan to the named executive officers and the other individuals and groups indicated.

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Name and Position	Aggregate Number of Shares Subject to Options Granted under the Plan Since Plan Inception	Aggregate Number of Shares Subject to Restricted Stock or Stock Units Granted under the Plan Since Plan Inception
Dennis S. Hudson, III Chairman & Chief Executive Officer of Seacoast and the Bank	87,375	118,768
William R. Hahl Executive Vice President & Chief Financial Officer of Seacoast and the Bank	5,000	33,511
Charles K. Cross, Jr. Executive Vice President, Commercial Banking of the Bank	37,275	56,714
David D. Houdeshell Executive Vice President & Chief Credit Officer of Seacoast and the Bank	35,675	46,455
Charles M. Shaffer Executive Vice President, Community Banking of the Bank	35,500	49,069
All Current Executive Officers as a Group	200,825	304,517
All Non-Employee Directors as a Group	200,000	68,220
All Employees as a Group (Excluding Executive Officers)	118,425	274,642

The Board of Directors unanimously recommends a vote "FOR" Proposal 3.

78

Equity Compensation Plan Information

The following table gives information as of December 31, 2014 about the common stock that may be issued under all of the Company’s existing equity compensation plans.

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders:
2000 Plan (1)	37,400	$116.43	—
2013 Plan (2)	455,600	10.70	387,024
Employee Stock Purchase Plan (3)	—	—	116,640
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	493,000	$18.72	503,664

(1)	Seacoast Banking Corporation of Florida 2000 Long-Term Incentive Plan. Shares reserved under this plan are available for issuance pursuant to the exercise of stock options and stock appreciation rights granted under the plan, as well as, vesting of performance award shares, and awards of restricted stock or stock-based awards, previously issued.

(2)	Seacoast Banking Corporation of Florida 2013 Long-Term Incentive Plan. Shares reserved under this plan are available for issuance pursuant to the exercise of stock options and stock appreciation rights granted under the plan, and may be granted as awards of restricted stock, performance shares, or other stock-based awards, prospectively.

(3)	Seacoast Banking Corporation of Florida Employee Stock Purchase Plan, as amended.

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PROPOSAL 4

ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the Exchange Act, we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding shareholder vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation rules of the SEC. This Proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. The Proposal will be presented at the Annual Meeting in the form of the following resolution:

RESOLVED, that the holders of Common Stock of the Company approve the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Company’s Proxy Statement for the Annual Meeting.

This advisory vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board of Directors or creating or implying any additional fiduciary duty on the Board of Directors, nor will it affect any compensation paid or awarded to any executive.  The Compensation and Governance Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract and retain experienced, qualified talent critical to our long-term success and enhancement of shareholder value.  Seacoast’s Board of Directors believes that our compensation policies and procedures achieve this objective.

This Proposal 4 requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal 4.

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SHAREHOLDER PROPOSALS FOR 2016

To be considered for inclusion in the Company’s proxy statement and proxy card for the 2016 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices no later than December 11, 2015, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

If you do not wish to submit a proposal for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2016 Annual Meeting of Shareholders, you must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice (including a notice recommending a director candidate) must be delivered to the Company’s principal executive offices no fewer than 60 nor more than 90 days before the one-year anniversary of the date of the Annual Meeting. To be timely, the written notice (including a notice recommending a director candidate) must be received no earlier than February 26, 2016 and no later than March 27, 2016. The notice must describe your proposal in reasonable detail and provide certain other information required by the Company’s Articles of Incorporation. A copy of the Company’s Articles of Incorporation is available upon request from the Company’s Secretary.

OTHER MATTERS

Management of Seacoast does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

Principal Offices

The principal executive offices of Seacoast are located at 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, and its telephone number is (772) 287-4000.

Annual Report on Form 10-K

Upon the written request of any person whose proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, P.O. Box 9012, Stuart, Florida 34995.

By Order of the Board of Directors,

DENNIS S. HUDSON III
Chairman & Chief Executive Officer

April 9, 2015

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*** Exercise Your *Right* to Vote ***

Seacoast
BANKING CORPORATION
OF FLORIDA

815 COLORADO AVENUE
P.O. BOX 9012
STUART, FL 34995-9012
ATTN: SHARON MEHL

M89053-P62644

Meeting Information

Meeting Type: Annual Meeting of Shareholders
Record Date: March 26, 2015
Meeting Date: May 26, 2015 **Time:** 3:00 PM EDT
Location: Schreiber Conference Center's Core Auditorium
500 NW California Boulevard
Port St. Lucie, Florida 34986

You are receiving this communication because you hold shares in Seacoast Banking Corporation of Florida.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side for instructions).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement 2. 2014 Annual Report on Form 10K 3. Seacoast Growth Story

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Please check the proxy materials for any special requirements for voting in person at the meeting. We recommend you vote in advance even if you plan to attend the meeting. You can vote in person at the meeting even if you previously voted and such in-person vote will replace your prior vote.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M89054-P62644

Voting Items

The Board of Directors recommends a vote FOR ALL director nominees and FOR Proposals 2, 3 and 4.

   01) H. Gilbert Culbreth, Jr.
   02) Christopher E. Fogal
   03) Robert B. Goldstein
   04) Jacqueline L. Bradley

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

M89055-P62644

Seacoast
BANKING CORPORATION OF FLORIDA

815 COLORADO AVENUE
P.O. BOX 9012
STUART, FL 34995-9012
ATTN: SHARON MEHL

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Seacoast in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M89039-P62644

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEACOAST BANKING CORPORATION OF FLORIDA

The Board of Directors recommends a vote FOR ALL director nominees and FOR Proposals 2, 3 and 4.

	For All	Withhold All	For All Except
1. To re-elect three Class I directors and elect one new Class I director	☐	☐	☐

01) H. Gilbert Culbreth, Jr.
02) Christopher E. Fogal
03) Robert B. Goldstein
04) Jacqueline L. Bradley

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, our 2014 Annual Report on Form 10-K and the Seacoast Growth Story are available at www.proxyvote.com.

M89040-P62644

Seacoast
BANKING CORPORATION OF FLORIDA

FOR REGISTERED SHAREHOLDERS: The undersigned shareholder(s) hereby appoint(s) William R. Hahl and Jennings R. Walker, or either of them, each with full power of substitution, as Proxies, and hereby authorize(s) them to represent and to vote all shares of the Common Stock of Seacoast Banking Corporation of Florida ("Seacoast") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Schreiber Conference Center's Core Auditorium, 500 NW California Boulevard, Port St. Lucie, Florida, on Tuesday, May 26, 2015, at 3:00 P.M., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), as designated on the reverse side of this ballot, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 9, 2015.

FOR PARTICIPANTS IN SEACOAST'S EMPLOYEE BENEFIT PLANS: This form provides voting instructions to the trustees for your shares of the Common Stock of Seacoast Banking Corporation of Florida ("Seacoast") held in Seacoast's Employee Stock Purchase Plan and Retirement Savings Plan (collectively and individually, the "Employee Plans"). Please complete this form, sign your name exactly as it appears on the reverse side and return it in the enclosed envelope. To allow sufficient time for the trustees to tabulate and vote the plan shares, we must receive your voting instructions no later than 11:59 pm on May 19, 2015 (the "cut-off date") to be counted. As a participant in one or both of the Employee Plans, the undersigned authorizes BMO Retirement Services as Trustee of the Retirement Savings Plan for Employees of Seacoast National Bank and/or authorizes Seacoast National Bank as Trustee of Seacoast's Employee Stock Purchase Plan to vote all shares of the Common Stock in Seacoast allocated to the undersigned's account under such plan(s) at Seacoast's Annual Meeting of Shareholders to be held at the Schreiber Conference Center's Core Auditorium, 500 NW California Boulevard, Port St. Lucie, Florida, on Tuesday, May 26, 2015, at 3:00 P.M., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), as directed below, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 9, 2015. When this form is properly executed and received by the cut-off date, your shares in the Employee Plans will be voted as directed by you. Shares held for you in the Employee Stock Purchase Plan will not be voted if you do not give voting instructions on such shares. If you do not give voting instructions for the shares allocated to your account in the Retirement Savings Plan, the Trustee may vote or not vote, in its sole discretion, the shares of stock equivalents in your account.

When this proxy is properly executed, all shares will be voted in the manner directed herein. If no direction is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(Continued, and to be marked, dated and signed, on the other side)